Exhibit 99.2

Supplemental Information

December 31, 2004

Supplemental Information

Table of Contents

December 31, 2004

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 32 to 37 unless noted otherwise.

Certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward- looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Summary

Dollars in thousands, except per share amounts

	Three Months Ended		Change f/(u)
	12/31/04	12/31/03
Operations
Rental and other revenues from continuing operations	$115,593	$124,734	$(9,141)
Rental property expense from continuing operations	41,195	45,900	4,705

Net operating income from continuing operations	$74,398	$78,834	$(4,436)

Rental and other revenues from discontinued operations	$1,785	$2,784	$(999)
Rental property expense from discontinued operations	907	1,451	544

Net operating income from discontinued operations	$878	$1,333	$(455)

Equity in earnings of unconsolidated affiliates	2,033	1,272	761
General and administrative	10,841	6,957	(3,884)
G&A as a % of rental and other revenues and equity in earnings of unconsolidated affiliates	9.1%	5.4%	-3.7%

EBITDA calculation
Net income	$8,540	$10,940	$(2,400)
Addback depreciation and amortization	34,628	35,179	(551)
Addback depreciation and amortization from unconsolidated affiliates	2,620	1,776	844
Addback interest expense	28,911	34,164	(5,253)
Addback interest expense from unconsolidated affiliates	3,420	2,246	849

EBITDA	$78,119	$84,630	$(6,511)

Interest expense from continuing operations	$28,911	$34,164	$5,253
Interest expense from discontinued operations	—	—	—
Interest expense from unconsolidated affiliates	3,420	2,571	(849)
EBITDA/Interest expense	2.42	2.30	0.12
EBITDA/Interest expense + preferred dividends	2.13	2.02	0.11
Net income	$8,540	$10,940	$(2,400)
Funds from operations	32,124	35,849	(3,725)
Per share - diluted:
Net income	$0.02	$0.06	$(0.04)
Funds from operations	0.53	0.60	(0.07)
Dividends paid	0.425	0.425	—
Dividends paid as % of funds from operations	80.2%	70.8%	-9.4%

	12/31/04	12/31/03	Change f/(u)
Capitalization
Market capitalization:
Long-term debt	$1,572,169	$1,717,765	(145,596)
Financing obligations	65,309	125,777	(60,468)
Preferred equity at redemption value	377,445	377,445	—
Market value of common equity	1,659,646	1,515,795	143,851

Total market capitalization	$3,674,569	$3,736,782	$(62,213)

	12/31/04	12/31/03	Change f/(u)
Portfolio - wholly-owned
Total In-Service Square Footage	33,866,000	34,922,000	(1,056,000)
Occupancy	85.0%	81.5%	3.5%
Same Property NOI (GAAP basis)	$67,787	$67,878	$(91)

i

Corporate Information

Board of Directors	Research Coverage

Thomas W. Adler	Deutsche Banc Securities
Gene H. Anderson	Lou Taylor - 212-469-4912
Kay N. Callison
Edward J. Fritsch	Green Street Advisors
Ronald P. Gibson	Jim Sullivan - 949-640-8780
William E. Graham Jr.
Lawrence S. Kaplan	KeyBanc Capital Markets
L. Glenn Orr Jr.	Richard Moore - 216-443-2815
O. Temple Sloan Jr., Chairman
Willard H. Smith Jr.	Legg Mason
John L. Turner	David Fick - 410-454-5018
F. William Vandiver, Jr.
Morgan Stanley Dean Witter
Gregory Whyte - 212-761-6331
Senior Management Team
Prudential Equity Group
Edward J. Fritsch	Jim Sullivan - 212-778-2515
President, Chief Executive Officer and Director
Smith Barney Citigroup
Michael E. Harris	Jonathan Litt - 212-816-0231
Executive Vice President and Chief Operating Officer
UBS Warburg
Terry L. Stevens	Keith Mills - 212-713-3098
Vice President, Chief Financial Officer
and Treasurer	Wachovia Securities
Chris Haley - 443-263-6773
Gene H. Anderson
Senior Vice President and Director

Michael F. Beale
Senior Vice President

Robert G. Cutlip
Senior Vice President

W. Brian Reames
Senior Vice President

Thomas S. Hill
Corporate Vice President, Leasing

Carman J. Liuzzo
Vice President, Investments and
Strategic Analysis

Kevin E. Penn
Chief Information Officer and
Business Solutions Officer

Mack D. Pridgen III
Vice President, General Counsel and
Secretary

ii

Corporate Information

Divisional Offices	Corporate Headquarters
Highwoods Properties, Inc.
Atlanta/Piedmont Triad	3100 Smoketree Court, Suite 600
Gene H. Anderson - Regional Manager	Raleigh, NC 27604
919-872-4924
Atlanta, GA
Gene H. Anderson, Senior Vice President	Stock Exchange
NYSE Trading Symbol: HIW
Piedmont Triad, NC
Mark W. Shumaker, Vice President	Investor Relations Contact
Tabitha Zane
Orlando/Tampa	Sr. Director, Investor Relations
Michael F. Beale - Regional Manager	Phone: 919-431-1529
Fax: 919-876-6929
Orlando, FL	E-mail: tabitha.zane@highwoods.com
Michael F. Beale, Senior Vice President
Information Request
Tampa, FL	To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Investor Relations Coordinator at:
Stephen A. Meyers, Vice President

Raleigh/Richmond	Phone: 800-256-2963
Robert G. Cutlip - Regional Manager	Email: HIW-IR@highwoods.com

Raleigh, NC	The Company
Robert G. Cutlip, Senior Vice President	Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of December 31, 2004, the Company owned or had an interest in 510 in-service office, industrial and retail properties encompassing approximately 40.8 million square feet. Highwoods also owns 1,115 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Missouri, North Carolina, South Carolina, Tennessee and Virginia. For more information about Highwoods Properties, please visit our Web site at www.highwoods.com.

Richmond, VA
Paul W. Kreckman, Vice President

Charlotte/Memphis/Nashville
W. Brian Reames - Regional Manager

Nashville, TN
W. Brian Reames, Senior Vice President

Charlotte, NC
Thomas F. Cochran, Senior Vice President

Memphis, TN
Steven Guinn, Vice President

Kansas City
Kansas City, MO
Barrett Brady, Senior Vice President

iii

Consolidated Statements of Income

Dollars in thousands, except per share amounts

	Year Ended		Three Months Ended
	12/31/04	12/31/03	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03
Rental and other revenues	$464,078	$495,861	$115,593	$113,161	$116,747	$118,577	$124,734

Operating expenses:
Rental property	168,023	174,855	41,195	41,437	41,789	43,602	45,900
Depreciation and amortization	136,451	138,633	34,543	33,160	33,904	34,844	34,322
Impairments of assets held for use	1,270	—	1,270	—	—	—	—
General and administrative	39,695	25,543	10,841	10,166	7,945	10,743	6,957

Total operating expenses	345,439	339,031	87,849	84,763	83,638	89,189	87,179
Interest expense:
Contractual	105,569	119,291	25,552	25,564	27,304	27,149	29,051
Amortization of deferred financing costs	3,677	4,398	826	782	925	1,144	908
Financing obligations	10,123	17,811	2,533	1,409	1,457	4,724	4,205

	119,369	141,500	28,911	27,755	29,686	33,017	34,164
Other income/(expense):
Interest and other income	6,708	6,203	1,702	1,752	1,497	1,757	1,718
Settlement of bankruptcy claim	14,435	—	—	14,435	—	—	—
Loss on debt extinguishments	(12,457)	(14,653)	—	—	(12,457)	—	—
Gain on extinguishment of co-venture obligation	—	16,301	—	—	—	—	—

	8,686	7,851	1,702	16,187	(10,960)	1,757	1,718

Income/(loss) before disposition of property, co-venture expense, minority interest and equity in earnings of unconsolidated affiliates	7,956	23,181	535	16,830	(7,537)	(1,872)	5,109
Gains on disposition of property, net	21,515	12,387	3,445	2,215	14,770	1,085	4,353
Co-venture expense	—	(4,588)	—	—	—	—	—
Minority Interest in the Operating Partnership	(704)	(569)	180	(1,464)	(132)	712	(400)
Equity in earnings of unconsolidated affiliates	7,277	4,673	2,033	2,555	1,477	1,212	1,272

Income from continuing operations	36,044	35,084	6,193	20,136	8,578	1,137	10,334
Discontinued operations:
Income from discontinued operations, net of minority interest	1,694	3,101	713	345	273	363	450
Gain/(loss) on sale of discontinued operations, net of minority interest	2,243	8,487	1,634	630	(3,457)	3,436	156

	3,937	11,588	2,347	975	(3,184)	3,799	606

Net income	39,981	46,672	8,540	21,111	5,394	4,936	10,940
Dividends on preferred stock	(30,852)	(30,852)	(7,713)	(7,713)	(7,713)	(7,713)	(7,713)

Net income available for/(loss attributable to) common stockholders	$9,129	$15,820	$827	$13,398	$(2,319)	$(2,777)	$3,227

Net income/(loss) per common share - basic:
Income/(loss) from continuing operations	$0.10	$0.08	$(0.03)	$0.23	$0.02	$(0.12)	$0.05
Income/(loss) from discontinued operations	$0.07	$0.22	$0.05	$0.02	$(0.06)	$0.07	$0.01

Net income/(loss)	$0.17	$0.30	$0.02	$0.25	$(0.04)	$(0.05)	$0.06

Weighted average common shares outstanding - basic	53,323	52,950	$53,424	53,400	53,275	53,186	52,976

Net income/(loss) per common share - diluted:
Income/(loss) from continuing operations	$0.10	$0.08	$(0.03)	$0.23	$0.02	$(0.12)	$0.05
Income/(loss) from discontinued operations	$0.07	$0.22	$0.05	$0.02	$(0.06)	$0.07	$0.01

Net income/(loss)	$0.17	$0.30	$0.02	$0.25	$(0.04)	$(0.05)	$0.06

Weighted average common shares outstanding - diluted	60,024	59,911	60,214	59,991	53,275	53,186	59,889

Statement of Funds from Operations

Dollars in thousands, except per share amounts

	Year Ended		Three Months Ended
	12/31/04	12/31/03	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03
Funds from operations:
Net income	$39,981	$46,672	$8,540	$21,111	$5,394	$4,936	$10,940
Dividends to preferred shareholders	(30,852)	(30,852)	(7,713)	(7,713)	(7,713)	(7,713)	(7,713)

Net income/(loss) applicable to common shares	9,129	15,820	827	13,398	(2,319)	(2,777)	3,227
Add/(Deduct):
Depreciation and amortization of real estate assets	133,652	135,806	33,874	32,390	33,222	34,166	33,648
(Gain)/loss on disposition of depreciable real estate assets	(18,564)	(8,748)	(394)	(1,636)	(16,600)	66	(3,956)
Minority interest in income from operations	704	569	(180)	1,464	132	(712)	400
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	9,179	7,554	2,620	2,441	2,070	2,048	1,776
Discontinued operations:
Depreciation and amortization of real estate assets	1,785	4,355	85	325	639	736	857
(Gain)/loss on sale, net of minority interest	(9,255)	(8,600)	(4,790)	(630)	(399)	(3,436)	(156)
Minority interest in income from discontinued operations	194	391	82	39	31	42	53

Funds from operations	$126,824	$147,147	$32,124	$47,791	$16,776	$30,133	$35,849

Funds from operations per share - diluted
Net income/(loss) applicable to common shares	$0.17	$0.30	$0.02	$0.25	$(0.04)	$(0.05)	$0.06
Add/(Deduct):
Depreciation and amortization of real estate assets	2.22	2.26	0.56	0.54	0.56	0.57	0.56
(Gain)/loss on disposition of depreciable real estate assets	(0.31)	(0.15)	(0.01)	(0.02)	(0.27)	—	(0.06)
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.15	0.12	0.04	0.04	0.03	0.03	0.03
Discontinued operations:
Depreciation and amortization of real estate assets	0.03	0.07	—	—	0.01	0.01	0.01
(Gain)/loss on sale, net of minority interest	(0.15)	(0.14)	(0.08)	(0.01)	(0.01)	(0.06)	—

Funds from operations	$2.11	$2.46	$0.53	$0.80	$0.28	$0.50	$0.60

Dividend payout data:
Dividends paid per common share/common unit - diluted:	$1.700	$1.860	$0.425	$0.425	$0.425	$0.425	$0.425

Funds from operations	80.6%	75.6%	80.2%	53.1%	151.8%	85.0%	70.8%

Weighted average shares outstanding - diluted	60,024	59,911	60,214	59,991	59,794	60,092	59,889

Impairment adjustments included in funds from operations	$(8,782)	$(325)	$(4,426)	$(500)	$(3,856)	$—	$—

Impairment adjustments included in funds from operations per share	$(0.15)	$(0.01)	$(0.07)	$(0.01)	$(0.06)	$—	$—

Consolidated Balance Sheets

Dollars in thousands

	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03
Assets:
Real estate assets, at cost:
Land and improvements	$397,840	$403,896	$404,317	$432,142	$430,199
Buildings and tenant improvements	2,932,756	2,935,526	2,933,636	3,135,432	3,111,537
Development in process	25,171	14,431	23,027	9,588	7,485
Land held for development	188,945	189,214	191,409	203,667	197,064
Furniture, fixtures and equipment	22,187	22,140	22,133	21,950	21,818

	3,566,899	3,565,207	3,574,522	3,802,779	3,768,103
Less-accumulated depreciation	(606,111)	(589,383)	(568,453)	(580,138)	(550,136)

Net real estate assets	2,960,788	2,975,824	3,006,069	3,222,641	3,217,967
Property held for sale	32,796	69,011	64,958	38,467	65,724
Cash and cash equivalents	24,482	20,613	11,817	17,782	21,696
Restricted cash	3,875	4,782	4,758	5,844	4,457
Accounts receivable, net	16,748	14,896	14,253	13,452	18,176
Notes receivable	9,672	9,790	10,676	10,733	10,016
Accrued straight-line rents receivable	61,518	62,216	59,312	62,457	59,728
Investment in unconsolidated affiliates	74,432	78,493	79,328	69,276	62,069
Other assets:
Deferred leasing costs	111,121	107,325	103,956	106,612	102,058
Deferred financing costs	16,686	16,972	16,081	19,484	19,286
Prepaid expenses and other	10,618	11,902	12,989	11,111	10,217

	138,425	136,199	133,026	137,207	131,561
Less-accumulated amortization	(62,567)	(60,511)	(56,044)	(57,746)	(53,010)

Other assets, net	75,858	75,688	76,982	79,461	78,551

Total Assets	$3,260,169	$3,311,313	$3,328,153	$3,520,113	$3,538,384

Liabilities and Stockholders’ Equity:
Mortgages and notes payable	$1,572,169	$1,600,627	$1,603,485	$1,790,039	$1,717,765
Accounts payable, accrued expenses and other liabilities	115,003	115,639	119,392	100,029	103,356
Financing obligations	65,309	64,754	65,091	64,724	125,777
Total Liabilities	1,752,481	1,781,020	1,787,968	1,954,792	1,946,898
Minority interest in operating partnership	115,926	118,847	120,142	123,043	126,928
Stockholders’ Equity:
Preferred stock	377,445	377,445	377,445	377,445	377,445
Common stock	538	537	537	536	535
Additional paid-in capital	1,416,855	1,415,377	1,415,202	1,414,008	1,408,779
Distributions in excess of net earnings	(396,151)	(374,149)	(364,719)	(339,597)	(314,082)
Accumulated other comprehensive loss	(2,814)	(3,003)	(3,141)	(3,525)	(3,650)
Deferred compensation	(4,111)	(4,761)	(5,281)	(6,589)	(4,469)

Total Stockholders’ Equity	1,391,762	1,411,446	1,420,043	1,442,278	1,464,558

Total Liabilities and Stockholders’ Equity	$3,260,169	$3,311,313	$3,328,153	$3,520,113	$3,538,384

Ratios
Total Debt/Total Assets	48.2%	48.3%	48.2%	50.9%	48.5%

Estimated Net Asset Value

December 31, 2004

Dollars in thousands, except per share amounts

The information on this Page is provided to assist in the calculation of Net Asset Value using a range of Capitalization rates and In-Place Net Operating Income among other Factors. It is not intended to be an asset by asset valuation.

Office (80.3% ave. occupancy)	8.25%	8.50%	8.75%
Retail (94.8% ave. occupancy)	6.50%	6.75%	7.00%
Industrial/Other (88.0% ave. occupancy)	7.75%	8.00%	8.25%

Weighted average	8.01%	8.26%	8.51%

Wholly Owned Properties Net Operating Income YTD 1/ 2/
Office 3/ 4/ 5/	$234,724	$234,724	$234,724
Retail	25,903	25,903	25,903
Industrial/Other	25,614	25,614	25,614

Total Net Operating Income	$286,241	$286,241	$286,241

Wholly Owned Properties Net Operating Income Annualized
Office	$234,724	$234,724	$234,724
Retail	25,903	25,903	25,903
Industrial/Other	25,614	25,614	25,614

Total Net Operating Income	$286,241	$286,241	$286,241

Wholly Owned Properties Capitalized Value
Office	$2,845,139	$2,761,459	$2,682,560
Retail	398,508	383,748	370,043
Industrial/Other	330,503	320,175	310,473

	$3,574,150	$3,465,382	$3,363,076

Highwoods’ Share of Joint Ventures
Net Operating Income YTD 4/	$29,586	$29,586	$29,586

Net Operating Income Annualized	$29,586	$29,586	$29,586
Capitalization Rates	8.25%	8.50%	8.75%

Capitalized Value	$358,618	$348,071	$338,126

Value of Highwoods Preserve ($121 per square foot) 6/	$74,221	$74,221	$74,221

Total In-Service Property Value	$4,006,989	$3,887,674	$3,775,422

Value of Other income
Annualized Development, Leasing and Management Fees	$5,200	$5,200	$5,200
Capitalization Rate	20%	20%	20%

Value of Other income	$26,000	$26,000	$26,000

Add Other assets:
Development Pipeline Investment	$21,986	$21,986	$21,986
Property Held for Sale, at Net Sales Price	48,629	48,629	48,629
Land held for development at Book Value	188,945	188,945	188,945
Cash and cash equivalents	24,482	24,482	24,482
Restricted cash	3,875	3,875	3,875
Accounts receivable, net	16,748	16,748	16,748
Notes receivable	9,672	9,672	9,672

Other assets total	$314,337	$314,337	$314,337

Gross Value of Assets	$4,347,326	$4,228,011	$4,115,759

Deductions:
Total Liabilities 7/	$181,061	$181,061	$181,061
Fair Market Value of Debt 8/ 9/	$1,652,769	$1,652,769	$1,652,769
Preferred stock	377,445	377,445	377,445
Highwoods’ Share of Joint Ventures Liabilities	256,478	256,478	256,478

Estimated Net Asset Value	$1,879,573	$1,760,258	$1,648,006

Total diluted common shares and operating units	60,203	60,203	60,203

Estimated Net Asset Value Per Share	$31.22	$29.24	$27.37

1/	Excludes straight-line rent of $7.5 million and $1.2 million net operating income related to intra-period dispositions

2/	Excludes $2.2 million of expenses related to land held for development

3/	Added back the $1.9 million operating loss at Highwoods Preserve

4/	Deducted $5.1 million of NOI related to previously consolidated Orlando CBD properties and adjusted Joint Venture income to reflect correct NOI based on forty percent ownership.

5/	Excludes $14.4 million WorldCom settlement proceeds

6/	Highwoods Preserve is a 615,000 square foot office campus in Tampa that Worldcom vacated 12/31/02.

7/	Excludes financing obligations

8/	Including debt at fair value instead of book reduces NAV by $99.8 million

9/	Excludes 80% of $23.6 million debt associated with a consolidated 20% owned joint venture property (Harborview)

Components of Discontinued Operations

Dollars in thousands, except per share amounts

	Year Ended		Three Months Ended
	12/31/04	12/31/03	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03
Rental and other revenues	$8,561	$15,144	$1,785	$2,235	$2,120	$2,421	$2,784

Operating expenses:
Rental property	4,410	6,375	907	1,033	1,182	1,288	1,451
Depreciation and amortization	1,785	4,355	85	325	639	736	857
Interest expense	—	1,000	—	—	—	—	—
Impairment of assets held for use	500			500

Total operating expenses	6,695	11,730	992	1,858	1,821	2,024	2,308

Interest and other income	22	78	2	7	5	8	27

	22	78	2	7	5	8	27

Income before gain/(loss) on disposition of depreciable assets and minority interest	1,888	3,492	795	384	304	405	503
Minority interest	(194)	(391)	(82)	(39)	(31)	(42)	(53)

Income from discontinued operations, net of minority interest	1,694	3,101	713	345	273	363	450

Gain/(loss) on disposition of discontinued operations	2,503	9,547	1,821	703	(3,856)	3,835	175
Minority Interest	(260)	(1,060)	(187)	(73)	399	(399)	(19)

Gain on disposition of discontinued operations, net of minority interest	2,243	8,487	1,634	630	(3,457)	3,436	156

Total discontinued operations	$3,937	$11,588	$2,347	$975	$(3,184)	$3,799	$606

Capitalization

Dollars, shares, and units in thousands

	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03
Long-Term Debt (see page 9 & 10):	$1,572,169	$1,600,627	$1,603,485	$1,790,039	$1,717,765

Finance Obligations:	$65,309	$64,754	$65,091	$64,724	$125,777

Preferred Stock (at redemption value):
Series A 8 5/8% Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	172,500	172,500	172,500	172,500	172,500
Series D 8% Perpetual Preferred Stock	100,000	100,000	100,000	100,000	100,000

Total preferred stock	$377,445	$377,445	$377,445	$377,445	$377,445

Shares and Units Outstanding:
Common stock outstanding	53,813	53,713	53,716	53,631	53,474
Minority interest partnership units	6,102	6,128	6,146	6,146	6,203

Total shares and units outstanding	59,915	59,841	59,862	59,777	59,677

Stock price at period end	$27.70	$24.61	$23.50	$26.21	$25.40
Market value of common equity	$1,659,646	$1,472,687	$1,406,757	$1,566,755	$1,515,795

Total market capitalization with debt and obligations	$3,672,791	$3,513,751	$3,451,032	$3,797,233	$3,735,068

See pages 32 to 37 for information regarding Highwoods’ Joint Ventures

Long-Term Debt Summary

Dollars in thousands

	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03
Balances Outstanding:

Secured:
Conventional fixed rate	$732,796	$745,524	$748,740	$751,894	$755,049
Variable rate debt	66,181	50,803	54,945	204,845	68,709
Conventional fixed rate 1/	22,800	22,800	22,800	22,800	22,800
Variable rate debt 2/	392	—	—	—	136,207

Secured total	$822,169	$819,127	$826,485	$979,539	$982,765

Unsecured:
Fixed rate bonds and notes	$460,000	$460,000	$460,000	$560,000	$560,000
Variable rate debt	120,000	120,000	120,000	120,000	120,000
Credit facility	170,000	201,500	197,000	130,500	55,000

Unsecured total	$750,000	$781,500	$777,000	$810,500	$735,000

Total	$1,572,169	$1,600,627	$1,603,485	$1,790,039	$1,717,765

Average Interest Rates:

Secured:
Conventional fixed rate	7.2%	7.2%	7.2%	7.2%	7.2%
Variable rate debt	4.2%	3.7%	3.1%	3.1%	3.1%
Conventional fixed rate 1/	6.1%	6.1%	6.1%	6.1%	6.1%
Variable rate debt 2/	2.8%	—	—	—	3.2%

Secured total	6.9%	6.9%	6.9%	6.3%	6.3%

Unsecured:
Fixed rate bonds	7.4%	7.4%	7.4%	7.3%	7.3%
Variable rate debt	3.5%	3.0%	2.9%	2.4%	2.5%
Credit facility	3.4%	2.2%	2.3%	2.1%	2.2%

Unsecured total	5.9%	5.4%	5.4%	5.8%	6.2%

Average	6.4%	6.2%	6.2%	6.1%	6.3%

Capitalized Interest:	$447	$334	$257	$115	$204

Maturity Schedule:

	Future Maturities of Debt			Average
Year	Secured Debt 3/	Unsecured Debt	Total Debt 3/	Interest Rate
2005	$67,650	$120,000	$187,650	5.3%
2006	53,118	280,000	333,118	4.8%
2007	92,926	—	92,926	7.3%
2008	—	100,000	100,000	7.1%
2009	171,797	50,000	221,797	7.9%
2010	137,969	—	137,969	7.8%
2011	—	—	—	—
2012	22,800	—	22,800	6.1%
2013	270,460	—	270,460	5.9%
2014	—	—	—	—
Thereafter	5,449	200,000	205,449	7.5%

Total maturities	$822,169	$750,000	$1,572,169	6.4%

Weighted average maturity = 4.7 years

1/	Loan relates to the consolidated 20% owned joint venture property (Harborview).
2/	Loan relates to the consolidated 50% owned joint venture property (Vinings) at 12/31/04, relates to the consolidated 20% owned joint venture properties (MG-HIW, LLC) at 12/31/03.
3/	Excludes annual principal amortization
4/	Included in the $280.0 million of unsecured debt maturities is $170.0 million related to the credit facility which matures in 2006.

Long-Term Debt Detail

Dollars in thousands

Secured Loans

Lender	Rate	Maturity Date	Loan Balance 12/31/04	Undepreciated Book Value of Assets Secured
Monumental Life Ins. Co.	7.8%	Nov-09	$163,813	$236,302
Northwestern Mutual	6.0%	Mar-13	141,865	186,090
Northwestern Mutual	7.8%	Nov-10	137,969	276,756
Massachusetts Mutual Life Ins. Co.	5.7%	Dec-13	127,541	185,836
Northwestern Mutual	8.2%	Feb-07	65,221	138,820
GECC 1/	3.7%	Jan-06	46,985	82,171
Principal Life Ins. Co. 2/	8.6%	Apr-05	41,204	103,251
Principal Life Ins. Co.	8.2%	Aug-05	26,446	70,387
Metropolitan Life Ins. Co. 3/	6.1%	Oct-12	22,800	38,774
PNC/Am South/Southtrust 4/	3.7%	Oct-07	15,449	17,014
PFL Life Ins. Co. 5/	8.1%	Jun-07	5,711	22,457
Ohio National	8.0%	Nov-17	5,449	10,915
Lutheran Brotherhood	6.8%	Apr-09	4,023	7,628
PFL Life Ins. Co. 4/5/	3.8%	Jun-07	3,747	—
American General	7.9%	Dec-06	2,708	7,088
Assoc Retirement Trust Fund	8.0%	Jan-07	2,405	6,812
USG Annuity	7.7%	Feb-06	2,198	3,777
Security Life of Denver	8.9%	Aug-09	2,061	9,451
Southland Life Ins. Co.	8.8%	Aug-09	1,899	6,968
American United Life	9.0%	Jun-13	1,056	3,637
CUNA Mutual	8.0%	Sep-06	631	3,184
Members Life Ins. Co	8.0%	Sep-06	596	3,259
Central Carolina Bank 1/	2.8%	Dec-07	392	1,847

	6.9%		$822,169	$1,422,424

Unsecured Bonds
Bonds	7.0%	Dec-06	$110,000
Bonds	7.1%	Feb-08	100,000
Bonds	8.1%	Jan-09	50,000
Bonds	7.5%	Apr-18	200,000

	7.3%		$460,000

Unsecured Loans
Term Loan 1/	3.4%	Sep-05	$20,000
Term Loan 6/	3.7%	Nov-05	100,000
Line of Credit 1/	3.4%	Jul-06	170,000

	3.5%		$290,000

Total Debt	6.4%		$1,572,169

1/	Floating rate loans based on one month libor.
2/	Paid off on 4/1/05
3/	Loan relates to the consolidated 20% owned joint venture property (Harborview).
4/	Floating rate loan based on ninety day libor.
5/	These two loans are secured by the same assets.
6/	Floating rate loan based on two month libor.

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

Office Industrial & Retail	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03
In-Service:
Office 2/	24,628,000	25,151,000	25,272,000	26,608,000	25,303,000
Industrial	7,829,000	7,992,000	7,992,000	8,092,000	8,092,000
Retail 3/	1,409,000	1,410,000	1,411,000	1,411,000	1,527,000

Total	33,866,000	34,553,000	34,675,000	36,111,000	34,922,000

Development Completed - Not Stabilized:
Office 2/	—	—	—	140,000	140,000
Industrial	353,000	350,000	—	—	—
Retail	—	—	—	—	—

Total	353,000	350,000	—	140,000	140,000

Development - In Process:
Office 2/	358,000	333,000	222,000	112,000	112,000
Industrial	—	—	350,000	350,000	350,000
Retail	9,600	—	—	—	—

Total	367,600	333,000	572,000	462,000	462,000

Total:
Office 2/	24,986,000	25,484,000	25,494,000	26,860,000	25,555,000
Industrial	8,182,000	8,342,000	8,342,000	8,442,000	8,442,000
Retail 3/	1,418,600	1,410,000	1,411,000	1,411,000	1,527,000

Total	34,586,600	35,236,000	35,247,000	36,713,000	35,524,000

Same Property
Office 2/	22,907,000	22,907,000	22,907,000	22,907,000	22,907,000
Industrial	7,769,000	7,769,000	7,769,000	7,769,000	7,769,000
Retail	1,409,000	1,409,000	1,409,000	1,409,000	1,409,000

Total	32,085,000	32,085,000	32,085,000	32,085,000	32,085,000

Percent Leased/Pre-Leased:
In-Service:
Office	82.7%	80.9%	79.2%	79.2%	79.2%
Industrial	90.2%	88.4%	88.0%	86.5%	85.7%
Retail	97.3%	94.5%	93.4%	94.0%	96.3%

Total	85.0%	83.2%	81.8%	81.4%	81.5%

Development Completed - Not Stabilized:
Office	—	—	—	36.0%	36.0%
Industrial	100.0%	100.0%	—	—	—
Retail	—	—	—	—	—

Total	100.0%	100.0%	—	36.0%	36.0%

Development - In Process:
Office	100.0%	100.0%	100.0%	100.0%	100.0%
Industrial	—	—	100.0%	100.0%	100.0%
Retail	44.0%	—	—	—	—

Total	98.5%	100.0%	100.0%	100.0%	100.0%

Same Property
Office	83.1%	81.0%	80.1%	80.2%	80.5%
Industrial	90.3%	88.9%	88.6%	87.3%	86.5%
Retail	97.3%	94.6%	93.6%	94.2%	96.8%

Total	85.5%	83.5%	82.8%	82.5%	82.6%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Substantially all of our Office properties are located in suburban markets
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties.

Portfolio Summary

(Continued)

As of December 31, 2004

Summary by Location, Wholly-Owned Properties Only 1/:

Market	Rentable Square Feet		Occupancy	Percentage of Annualized Revenue 2/
				Office	Industrial	Retail	Total
Raleigh 3/	4,597,000		83.8%	15.7%	0.2%	—	15.9%
Atlanta	6,826,000		83.7%	11.7%	3.1%	—	14.8%
Tampa	4,196,000		71.0%	13.4%	—	—	13.4%
Kansas City	2,308,000	4/	94.1%	4.2%	—	8.5%	12.7%
Nashville	2,870,000		93.3%	11.9%	—	—	11.9%
Piedmont Triad 5/	6,651,000		92.5%	6.3%	4.2%	—	10.5%
Richmond	1,835,000		94.1%	7.0%	—	—	7.0%
Memphis	1,216,000		83.2%	4.5%	—	—	4.5%
Charlotte	1,492,000		72.9%	3.9%	—	—	3.9%
Greenville	1,127,000		80.5%	3.1%	0.1%	—	3.2%
Columbia	426,000		60.4%	1.0%	—	—	1.0%
Orlando	222,000		93.3%	0.9%	—	—	0.9%
Other	100,000		61.3%	0.3%	—	—	0.3%

Total	33,866,000		85.0%	83.9%	7.6%	8.5%	100.0%

Summary by Location, Including Joint Venture Properties:

Market	Rentable Square Feet		Occupancy	Percentage of Annualized Revenue 2/6/
				Office	Industrial	Retail	Multi-Family	Total
Atlanta	7,661,000		84.6%	11.9%	2.8%	—	—	14.7%
Raleigh 3/	5,052,000		85.2%	14.3%	0.1%	—	—	14.4%
Tampa	4,401,000		72.3%	12.2%	—	—	—	12.2%
Kansas City	2,736,000	4/	92.9%	4.6%	—	7.6%	—	12.2%
Nashville	2,870,000		93.3%	10.6%	—	—	—	10.6%
Piedmont Triad 5/	7,015,000		92.9%	6.0%	3.8%	—	—	9.8%
Richmond	2,248,000		95.1%	6.8%	—	—	—	6.8%
Memphis	1,216,000		83.2%	4.0%	—	—	—	4.0%
Des Moines	2,253,000		91.5%	3.0%	0.4%	0.1%	0.4%	3.9%
Orlando	1,905,000		90.1%	3.6%	—	—	—	3.6%
Charlotte	1,640,000		75.4%	3.6%	—	—	—	3.6%
Greenville	1,127,000		80.5%	2.8%	0.1%	—	—	2.9%
Columbia	426,000		60.4%	0.9%	—	—	—	0.9%
Other	210,000		81.6%	0.4%	—	—	—	0.4%

Total	40,760,000		84.7%	84.7%	7.2%	7.7%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes basement space in the Country Club Plaza property of 430,000 square feet
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Rental Revenue, see page 35

Portfolio Summary - Wholly-Owned Properties Only 1/

(Continued)

As of December 31, 2004

	Office Properties			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Revenue 2/
Raleigh	4,496,000	84.0%	18.7%	101,000	74.9%	2.2%
Tampa	4,196,000	71.0%	16.0%	—	—	—
Nashville	2,870,000	93.3%	14.1%	—	—	—
Atlanta	3,575,000	83.0%	14.0%	3,251,000	84.3%	41.4%
Richmond	1,835,000	94.1%	8.3%	—	—	—
Piedmont Triad	2,281,000	85.2%	7.5%	4,370,000	96.3%	55.4%
Memphis	1,216,000	83.2%	5.3%	—	—	—
Kansas City	895,000	89.1%	5.0%	4,000	100.0%	0.1%
Charlotte	1,492,000	72.9%	4.7%	—	—	—
Greenville	1,024,000	85.7%	3.7%	103,000	28.9%	0.9%
Columbia	426,000	60.4%	1.2%	—	—	—
Orlando	222,000	93.3%	1.1%	—	—	—
Other	100,000	61.3%	0.4%	—	—	—

	24,628,000	82.7%	100.0%	7,829,000	90.2%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Revenue 2/
Kansas City 3/	1,409,000	97.3%	100.0%

	1,409,000	97.3%	100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	Excludes basement space in the Country Club Plaza property of 430,000 square feet

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	12/31/04		09/30/04		06/30/04		03/31/04		12/31/03
Atlanta	Rentable Square Feet Occupancy Current Properties 2/	6,825,000 83.7 83.7	% %	6,825,000 81.3 81.3	% %	6,821,000 80.7 80.7	% %	6,919,000 78.8 78.9	% %	6,919,000 78.4 78.4	% %

Charlotte	Rentable Square Feet Occupancy Current Properties 2/	1,492,000 72.9 72.9	% %	1,655,000 74.6 75.1	% %	1,655,000 73.9 74.1	% %	1,655,000 80.5 81.6	% %	1,655,000 79.6 80.5	% %

Columbia	Rentable Square Feet Occupancy Current Properties 2/	426,000 60.4 60.4	% %	426,000 57.5 57.5	% %	426,000 57.9 57.9	% %	426,000 58.6 58.6	% %	426,000 57.9 57.8	% %

Greenville	Rentable Square Feet Occupancy Current Properties 2/	1,127,000 80.5 80.5	% %	1,319,000 79.4 78.4	% %	1,319,000 78.8 77.4	% %	1,319,000 78.8 77.4	% %	1,318,000 80.2 79.0	% %

Kansas City 3/	Rentable Square Feet Occupancy Current Properties 2/	2,308,000 94.1 94.1	% %	2,308,000 92.4 92.4	% %	2,310,000 91.4 91.4	% %	2,309,000 91.2 91.2	% %	2,433,000 92.7 92.8	% %

Memphis	Rentable Square Feet Occupancy Current Properties 2/	1,216,000 83.2 83.2	% %	1,216,000 82.1 82.1	% %	1,216,000 82.0 82.0	% %	1,216,000 81.3 81.3	% %	1,216,000 81.0 81.0	% %

Nashville	Rentable Square Feet Occupancy Current Properties 2/	2,870,000 93.3 93.3	% %	2,870,000 93.4 93.4	% %	2,870,000 91.7 91.7	% %	2,870,000 89.8 89.8	% %	2,869,000 91.5 91.4	% %

Orlando	Rentable Square Feet Occupancy Current Properties 2/	222,000 93.2 93.2	% %	387,000 94.4 93.2	% %	387,000 52.9 88.5	% %	1,656,000 75.8 91.5	% %	299,000 44.9 90.6	% %

Piedmont Triad	Rentable Square Feet Occupancy Current Properties 2/	6,652,000 92.5 92.5	% %	6,652,000 91.9 91.9	% %	6,652,000 91.1 91.1	% %	6,685,000 90.5 91.0	% %	6,688,000 90.0 90.5	% %

Raleigh	Rentable Square Feet Occupancy Current Properties 2/	4,597,000 83.8 83.8	% %	4,739,000 81.1 80.8	% %	4,808,000 79.4 79.4	% %	4,664,000 80.9 79.6	% %	4,706,000 80.8 79.4	% %

Richmond	Rentable Square Feet Occupancy Current Properties 2/	1,835,000 94.1 94.1	% %	1,835,000 92.0 92.0	% %	1,835,000 89.7 89.7	% %	1,851,000 90.9 91.0	% %	1,852,000 91.5 91.6	% %

Tampa	Rentable Square Feet Occupancy Current Properties 2/	4,196,000 71.0 71.0	% %	4,221,000 66.1 66.1	% %	4,277,000 65.9 66.8	% %	4,443,000 63.7 65.9	% %	4,441,000 63.4 65.5	% %

Total 4/	Rentable Square Feet Occupancy	33,766,000 85.0%		34,453,000 83.2%		34,576,000 81.8%		36,013,000 81.4%		34,822,000 81.5%

	Current Properties 2/	85.0%		83.2%		82.3%		82.1%		82.1%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Only properties that were owned and in-service on December 31, 2004 are included for each quarter shown.
3/	Excludes basement space in the Country Club Plaza property of 430,000 square feet.
4/	Excludes 100,000 square foot building located in South Florida

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	12/31/04 2/	9/30/04 3/	6/30/04 4/	3/31/04 5/	12/31/03	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	206	219	230	209	179	209
Rentable square footage leased	1,101,291	1,368,577	1,375,372	1,191,746	962,636	1,199,924
Square footage of Renewal Deals	726,959	703,003	1,011,662	673,551	614,969	746,029
Renewed square footage (% of total)	66.0%	51.4%	73.6%	56.5%	63.9%	62.2%
New Leases square footage (% of total)	34.0%	48.6%	26.4%	43.5%	36.1%	37.8%

Average per rentable square foot over the lease term:
Base rent	$17.40	$16.68	$17.64	$17.43	$16.12	$17.05
Tenant improvements	(1.51)	(1.27)	(1.09)	(1.57)	(1.09)	(1.31)
Leasing commissions 6/	(0.62)	(0.64)	(0.52)	(0.58)	(0.64)	(0.60)
Rent concessions	(0.31)	(0.37)	(0.27)	(0.63)	(0.35)	(0.39)

Effective rent	14.96	14.40	15.76	14.65	14.04	14.75
Expense stop	(5.61)	(5.32)	(5.25)	(5.70)	(5.35)	(5.45)

Equivalent effective net rent	$9.35	$9.08	$10.51	$8.95	$8.69	$9.30

Average term in years	5.0	3.7	4.3	4.8	4.1	4.4

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$9,208,835	$9,455,102	$8,908,277	$10,063,665	$5,355,637	$8,598,303
Rentable square feet	1,101,291	1,368,577	1,375,372	1,191,746	962,636	1,199,924

Per rentable square foot	$8.36	$6.91	$6.48	$8.44	$5.56	$7.17

Leasing Commissions:

Total dollars committed under signed leases 6/	$2,806,566	$2,969,620	$2,878,161	$2,747,400	$2,102,659	$2,700,881
Rentable square feet	1,101,291	1,368,577	1,375,372	1,191,746	962,636	1,199,924

Per rentable square foot	$2.55	$2.17	$2.09	$2.31	$2.18	$2.25

Total:

Total dollars committed under signed leases	$12,015,400	$12,424,721	$11,786,438	$12,811,064	$7,458,296	$11,299,184
Rentable square feet	1,101,291	1,368,577	1,375,372	1,191,746	962,636	1,199,924

Per rentable square foot	$10.91	$9.08	$8.57	$10.75	$7.75	$9.42

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 111K square feet of leases that start in 2007 or later
3/	Includes 128K square feet of leases that start in 2006 or later
4/	Includes 100K square feet of leases that start in 2006 or later
5/	Includes 72K square feet of leases that start in 2006 or later
6/	Excludes a full allocation of internal marketing cost

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	12/31/04	9/30/04 1/	06/30/04	03/31/04	12/31/03	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	36	34	7	32	36	29
Rentable square footage leased	1,216,644	285,706	820,933	630,829	1,131,281	817,079
Square footage of Renewal Deals	875,445	246,797	642,011	448,003	968,879	636,227
Renewed square footage (% of total)	72.0%	86.4%	78.2%	71.0%	85.6%	77.9%
New Leases square footage (% of total)	28.0%	13.6%	21.8%	29.0%	14.4%	22.1%

Average per rentable square foot over the lease term:
Base rent	$3.49	$4.73	$4.11	$3.67	$3.79	$3.96
Tenant improvements	(0.13)	(0.33)	(0.31)	(0.17)	(0.08)	(0.20)
Leasing commissions 2/	(0.06)	(0.07)	(0.08)	(0.14)	(0.08)	(0.09)
Rent concessions	(0.03)	(0.05)	(0.17)	(0.05)	(0.05)	(0.07)

Effective rent	3.27	4.28	3.55	3.31	3.58	3.60
Expense stop	(0.09)	(0.54)	(0.36)	(0.18)	(0.20)	(0.27)

Equivalent effective net rent	$3.18	$3.74	$3.19	$3.13	$3.38	$3.33

Average term in years	2.0	2.6	3.2	2.6	3.2	2.7

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$756,077	$307,534	$1,805,334	$640,867	$517,025	$805,367
Rentable square feet	1,216,644	285,706	820,933	630,829	1,131,281	817,079

Per rentable square foot	$0.62	$1.08	$2.20	$1.02	$0.46	$0.99

Leasing Commissions:
Total dollars committed under signed leases 2/	$226,000	$64,714	$207,676	$280,486	$338,143	$223,404
Rentable square feet	1,216,644	285,706	820,933	630,829	1,131,281	817,079

Per rentable square foot	$0.19	$0.23	$0.25	$0.44	$0.30	$0.27

Total:
Total dollars committed under signed leases	$982,077	$372,247	$2,013,010	$921,354	$855,168	$1,028,771
Rentable square feet	1,216,644	285,706	820,933	630,829	1,131,281	817,079

Per rentable square foot	$0.81	$1.30	$2.45	$1.46	$0.76	$1.26

1/	Includes 74K square feet of leases that start in 2006 or later
2/	Excludes a full allocation of internal marketing cost

Leasing Statistics

Retail Portfolio

	Three Months Ended
	12/31/04	9/30/04	6/30/04 1/	3/31/04 2/	12/31/03	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	23	18	13	10	9	15
Rentable square footage leased	106,629	34,300	38,548	37,303	75,947	58,545
Square footage of Renewal Deals	78,579	15,530	17,482	27,219	53,541	38,470
Renewed square footage (% of total)	73.7%	45.3%	45.4%	73.0%	70.5%	65.7%
New Leases square footage (% of total)	26.3%	54.7%	54.6%	27.0%	29.5%	34.3%

Average per rentable square foot over the lease term:
Base rent	$17.03	$26.45	$22.98	$30.87	$12.30	$21.93
Tenant improvements	(1.73)	(1.84)	(2.04)	(1.58)	(0.31)	(1.50)
Leasing commissions 3/	(0.26)	(0.56)	(0.32)	(0.31)	(0.14)	(0.32)
Rent concessions	0.00	(0.04)	0.00	(0.06)	0.00	(0.02)

Effective rent	15.04	24.01	20.62	28.92	11.85	20.09
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$15.04	$24.01	$20.62	$28.92	$11.85	$20.09

Average term in years	8.3	5.7	8.0	6.1	6.8	7.0

Capital Expenditures Related to Re-leased Space:

Tenant Improvements:

Total dollars committed under signed leases	$2,137,327	$403,309	$800,125	$866,975	$239,110	$889,369
Rentable square feet	106,629	34,300	38,548	37,303	75,947	58,545

Per rentable square foot	$20.04	$11.76	$20.76	$23.24	$3.15	$15.19

Leasing Commissions:

Total dollars committed under signed leases 3/	$220,528	$86,458	$34,423	$28,206	$17,212	$77,365
Rentable square feet	106,629	34,300	38,548	37,303	75,947	58,545

Per rentable square foot	$2.07	$2.52	$0.89	$0.76	$0.23	$1.32

Total:

Total dollars committed under signed leases	$2,357,855	$489,767	$834,548	$895,181	$256,322	$966,735
Rentable square feet	106,629	34,300	38,548	37,303	75,947	58,545

Per rentable square foot	$22.11	$14.28	$21.65	$24.00	$3.38	$16.51

1/	Includes 6K square feet of leases that start in 2006 or later
2/	Includes 16K square feet of leases that start in 2006 or later
3/	Excludes a full allocation of internal marketing cost

Leasing Statistics by Market

For the Three Months ended December 31, 2004

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Raleigh	273,485	5.0	$15.51	$8.09	$3.25
Tampa	150,572	4.6	19.15	11.73	2.48
Memphis	147,013	6.9	19.46	14.00	2.12
Nashville	141,497	6.5	20.31	9.13	3.56
Richmond	114,827	4.2	19.16	7.44	1.66
Piedmont Triad	87,039	4.4	11.11	2.26	0.26
Atlanta	77,653	3.0	12.14	3.75	1.56
Charlotte	70,122	3.5	14.57	5.88	1.64
Kansas City	23,543	3.4	21.95	2.08	3.31
Orlando	6,788	2.7	24.03	7.56	0.00
Greenville	6,167	2.7	18.31	3.61	1.42
Columbia	2,585	2.7	14.41	0.93	1.55

	1,101,291	5.0	$17.09	$8.36	$2.55

Industrial Portfolio
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Piedmont Triad	954,519	1.5	$3.08	$0.17	$0.08
Atlanta	262,125	3.7	4.84	2.27	0.50

	1,216,644	2.0	$3.46	$0.62	$0.19

Retail Portfolio
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF
Kansas City	106,629	8.3	$17.03	$20.04	$2.07

	106,629	8.3	$17.03	$20.04	$2.07

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Total lease commissions per square foot excludes all internal charges from Leasing Departments, which are not allocated to individual leases.

Rental Rate Comparisons by Market

For the Three Months ended December 31, 2004

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Raleigh	273,485	$15.51	$16.88	-8.1%
Tampa	150,572	19.15	19.46	-1.6%
Memphis	147,013	19.46	19.27	1.0%
Nashville	141,497	20.31	19.44	4.5%
Richmond	114,827	19.16	18.53	3.4%
Piedmont Triad	87,039	11.11	15.15	-26.7%
Atlanta	77,653	12.14	17.64	-31.2%
Charlotte	70,122	14.57	15.85	-8.1%
Kansas City	23,543	21.95	20.67	6.2%
Orlando	6,788	24.03	20.34	18.1%
Greenville	6,167	18.31	17.24	6.2%
Columbia	2,585	14.41	17.99	-19.9%

	1,101,291	$17.09	$17.99	-5.0%

Cash Rent Growth	1,101,291	$16.43	$19.02	-13.7%

Industrial Portfolio
Market	Rentable Square Feet Leased	Current GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Piedmont Triad	954,519	$3.08	$3.03	1.6%
Atlanta	262,125	4.84	5.54	-12.6%

	1,216,644	$3.46	$3.60	-3.8%

Cash Rent Growth	1,216,644	$3.45	$3.67	-6.0%

Retail Portfolio
Market	Rentable Square Feet Leased	Current GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Kansas City	106,629	$17.03	$17.20	-1.0%

	106,629	$17.03	$17.20	-1.0%

Cash Rent Growth	106,629	$15.99	$17.60	-9.1%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

Lease Expirations

December 31, 2004

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Office: 2/
2005 3/	3,114,226	15.2%	$56,694	$18.21	15.9%
2006	3,179,399	15.5%	59,037	18.57	16.6%
2007	2,069,793	10.2%	35,202	17.01	9.9%
2008	3,111,840	15.3%	50,196	16.13	14.1%
2009	2,838,459	13.9%	49,006	17.27	13.7%
2010	1,913,500	9.4%	34,812	18.19	9.8%
2011	1,389,886	6.8%	25,769	18.54	7.2%
2012	766,121	3.8%	14,066	18.36	3.9%
2013	480,340	2.4%	8,087	16.84	2.3%
2014	419,418	2.1%	7,868	18.76	2.2%
2015 and thereafter	1,099,229	5.4%	15,834	14.40	4.4%

	20,382,211	100.0%	$356,571	$17.49	100.0%

Industrial:
2005 4/	1,981,682	28.2%	$8,377	$4.23	25.9%
2006	964,023	13.7%	4,821	5.00	14.9%
2007	1,897,292	26.9%	8,746	4.61	27.1%
2008	627,041	8.9%	2,851	4.55	8.8%
2009	644,325	9.1%	3,598	5.58	11.1%
2010	159,418	2.3%	795	4.99	2.5%
2011	150,822	2.1%	713	4.73	2.2%
2012	171,340	2.4%	435	2.54	1.3%
2013	102,384	1.5%	621	6.07	1.9%
2014	206,731	2.9%	799	3.86	2.5%
2015 and thereafter	142,170	2.0%	596	4.19	1.8%

	7,047,228	100.0%	$32,352	$4.59	100.0%

1/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
3/	Includes 104,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
4/	Includes 212,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue

Note: 2005 and beyond expirations that have been renewed are reflected above based on the renewal’s expiration date.

Lease Expirations

December 31, 2004

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Retail:
2005 2/	64,184	4.7%	$1,747	$27.22	4.8%
2006	101,607	7.4%	2,498	24.58	6.9%
2007	79,810	5.8%	2,197	27.53	6.1%
2008	131,003	9.6%	3,711	28.33	10.3%
2009	190,401	13.9%	4,735	24.87	13.1%
2010	88,790	6.5%	2,989	33.66	8.3%
2011	58,071	4.2%	1,867	32.15	5.2%
2012	140,336	10.2%	3,923	27.95	10.9%
2013	108,866	7.9%	2,681	24.63	7.4%
2014	83,349	6.1%	1,570	18.84	4.3%
2015 and thereafter	324,988	23.7%	8,212	25.27	22.7%

	1,371,405	100.0%	$36,130	$26.35	100.0%

Total:
2005 3/4/	5,160,092	17.9%	66,818	12.95	15.6%
2006	4,245,029	14.7%	66,356	15.63	15.6%
2007	4,046,895	14.1%	46,145	11.40	10.9%
2008	3,869,884	13.4%	56,758	14.67	13.4%
2009	3,673,185	12.8%	57,339	15.61	13.5%
2010	2,161,708	7.5%	38,596	17.85	9.1%
2011	1,598,779	5.6%	28,349	17.73	6.7%
2012	1,077,797	3.7%	18,424	17.09	4.3%
2013	691,590	2.4%	11,389	16.47	2.7%
2014	709,498	2.5%	10,237	14.43	2.4%
2015 and thereafter	1,566,387	5.4%	24,642	15.73	5.8%

	28,800,844	100.0%	$425,053	$14.76	100.0%

1/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Includes 10,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue
3/	Includes 326,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue
4/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

Note: 2005 and beyond expirations that have been renewed are reflected above based on the renewal’s expiration date.

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

Three Months Ended
		3/31/05 2/		06/30/05		09/30/05		12/31/05		Total
Atlanta	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$151,868 0.7 1,888 0.5	% %	$72,363 0.4 1,191 0.3	% %	$343,766 1.7 5,862 1.6	% %	$30,501 0.1 468 0.1	% %	$598,498 2.9 9,409 2.6	% %

Charlotte	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$139,577 0.7 2,286 0.6	% %	$47,871 0.2 900 0.3	% %	$58,557 0.3 767 0.2	% %	$22,267 0.1 377 0.1	% %	$268,272 1.3 4,330 1.2	% %

Columbia	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$27,437 0.1 506 0.1	% %	$3,352 0.0 60 0.0	% %	$30,789 0.2 566 0.2	% %

Greenville	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$11,608 0.1 257 0.1	% %	$0 0.0 — 0.0	% %	$101,444 0.5 1,585 0.4	% %	0 0.0 — 0.0	% $ %	$113,052 0.6 1,842 0.5	% %

Kansas City	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$62,994 0.3 1,384 0.4	% %	$33,324 0.2 627 0.2	% %	$20,970 0.1 406 0.1	% %	$26,654 0.1 489 0.1	% %	$143,942 0.7 2,906 0.8	% %

Memphis	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$88,827 0.4 1,594 0.4	% %	$12,770 0.1 258 0.1	% %	$71,392 0.4 1,376 0.4	% %	$9,867 0.0 177 0.0	% %	$182,856 0.9 3,405 1.0	% %

Nashville	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$62,131 0.3 1,289 0.4	% %	$97,717 0.5 2,014 0.6	% %	$60,152 0.3 1,231 0.3	% %	$115,545 0.6 2,362 0.7	% %	$335,545 1.6 6,896 1.9	% %

Orlando	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$7,847 0.0 130 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$7,847 0.0 130 0.0	% %

Piedmont Triad	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$35,735 0.2 623 0.2	% %	$75,089 0.4 1,349 0.4	% %	$96,135 0.5 1,515 0.4	% %	$41,764 0.2 709 0.2	% %	$248,723 1.2 4,196 1.2	% %

Raleigh	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$79,653 0.3 1,428 0.4	% %	$176,674 0.9 3,443 1.0	% %	$118,453 0.6 2,325 0.7	% %	$109,598 0.5 2,272 0.6	% %	$484,378 2.3 9,468 2.7	% %

Richmond	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$20,687 0.1 391 0.1	% %	$64,056 0.3 1,151 0.3	% %	$163,736 0.8 3,216 0.9	% %	$92,200 0.5 1,409 0.4	% %	$340,679 1.7 6,167 1.7	% %

Tampa	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$118,001 0.6 2,174 0.6	% %	$65,225 0.3 1,463 0.4	% %	$87,754 0.4 1,818 0.5	% %	$67,089 0.3 1,472 0.4	% %	$338,069 1.7 6,927 1.9	% %

Other	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$1,095 0.0 5 0.0	% %	$0 0.0 — 0.0	% %	$20,481 0.1 451 0.1	% %	$0 0.0 — 0.0	% %	$21,576 0.1 456 0.1	% %

Total	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$780,023 3.8 13,449 3.8	% %	$645,089 3.2 12,396 3.5	% %	$1,170,277 5.7 21,058 5.9	% %	$518,837 2.5 9,795 2.7	% %	$3,114,226 15.2 56,698 15.9	% %

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 104,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
3/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

Three Months Ended
		3/31/05 1/		06/30/05		09/30/05		12/31/05		Total
Atlanta	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$198,966 2.8 548 1.7	% %	$104,219 1.5 415 1.3	% %	$170,528 2.4 837 2.6	% %	$271,953 3.9 1,595 4.9	% %	$745,666 10.6 3,395 10.5	% %

Charlotte	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %

Greenville	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %

Kansas City	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$2,018 0.0 17 0.1	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$2,018 0.0 17 0.1	% %

Piedmont Triad	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$840,404 11.9 3,143 9.7	% %	$92,444 1.3 524 1.6	% %	$232,595 3.3 753 2.3	% %	$26,966 0.4 184 0.6	% %	$1,192,409 16.9 4,604 14.2	% %

Raleigh	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$3,728 0.1 34 0.1	% %	$5,950 0.1 49 0.2	% %	$31,911 0.5 278 0.9	% %	$0 0.0 — 0.0	% %	$41,589 0.6 361 1.1	% %

Total	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$1,045,116 14.8 3,742 11.6	% %	$202,613 2.9 988 3.1	% %	$435,034 6.2 1,868 5.8	% %	$298,919 4.2 1,779 5.5	% %	$1,981,682 28.1 8,377 25.9	% %

1/	Includes 212,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue
2/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Office Lease Expirations by Market by Year 1/

Dollars in thousands

		2005 2/		2006		2007		2008		Thereafter
Atlanta	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$598,498 2.9 9,410 2.6	% %	$373,647 1.8 5,906 1.7	% %	$199,083 1.0 2,899 0.8	% %	$539,637 2.6 8,487 2.4	% %	$1,275,489 6.3 23,164 6.5	% %

Charlotte	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$268,272 1.3 4,330 1.2	% %	$171,575 0.8 2,751 0.8	% %	$125,838 0.6 1,912 0.5	% %	$102,969 0.5 1,653 0.5	% %	$419,262 2.1 5,948 1.7	% %

Columbia	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$30,789 0.2 565 0.2	% %	$59,586 0.3 1,110 0.3	% %	$58,951 0.3 1,046 0.3	% %	$63,170 0.3 1,085 0.3	% %	$44,698 0.2 460 0.1	% %

Greenville	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$113,052 0.6 1,842 0.5	% %	$218,167 1.1 4,097 1.1	% %	$16,115 0.1 295 0.1	% %	$98,992 0.5 1,794 0.5	% %	$431,299 2.1 5,147 1.4	% %

Kansas City	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$143,942 0.7 2,906 0.8	% %	$148,045 0.7 3,284 0.9	% %	$89,495 0.4 1,875 0.5	% %	$56,558 0.3 1,113 0.3	% %	$359,313 1.8 8,621 2.4	% %

Memphis	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$182,856 0.9 3,405 1.0	% %	$96,277 0.5 1,796 0.5	% %	$103,781 0.5 1,974 0.6	% %	$185,782 0.9 3,582 1.0	% %	$442,961 2.2 8,207 2.3	% %

Nashville	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$335,545 1.6 6,896 1.9	% %	$471,315 2.3 9,540 2.7	% %	$235,334 1.2 4,560 1.3	% %	$178,944 0.9 3,378 0.9	% %	$1,451,973 7.1 25,943 7.3	% %

Orlando	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$7,847 0.0 130 0.0	% %	$6,465 0.0 170 0.0	% %	$19,339 0.1 338 0.1	% %	$8,216 0.0 184 0.1	% %	$164,934 0.8 3,177 0.9	% %

Piedmont Triad	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$248,723 1.2 4,196 1.2	% %	$182,774 0.9 3,124 0.9	% %	$283,320 1.4 3,251 0.9	% %	$617,992 3.0 7,054 2.0	% %	$611,382 3.0 9,131 2.6	% %

Raleigh	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$484,378 2.4 9,467 2.7	% %	$827,520 4.1 14,394 4.0	% %	$372,092 1.8 6,908 1.9	% %	$560,340 2.7 9,580 2.7	% %	$1,531,136 7.5 26,308 7.4	% %

Richmond	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$340,679 1.7 6,166 1.7	% %	$250,054 1.2 5,007 1.4	% %	$312,340 1.5 5,069 1.4	% %	$202,596 1.0 3,742 1.0	% %	$620,244 3.0 9,587 2.7	% %

Tampa	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$338,069 1.7 6,925 1.9	% %	$367,808 1.8 7,700 2.2	% %	$241,398 1.2 4,752 1.3	% %	$477,195 2.3 8,026 2.3	% %	$1,552,973 7.6 29,723 8.3	% %

Other	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$21,576 0.1 456 0.1	% %	$6,166 0.0 157 0.0	% %	$12,707 0.1 322 0.1	% %	$19,449 0.1 518 0.1	% %	$1,289 0.0 28 0.0	% %

Total	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$3,114,226 15.3 56,694 15.9	% %	$3,179,399 15.6 59,036 16.6	% %	$2,069,793 10.2 35,201 9.9	% %	$3,111,840 15.3 50,196 14.1	% %	$8,906,953 43.7 155,444 43.6	% %

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 104,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
3/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Industrial Lease Expirations by Market by Year

Dollars in thousands

		2005 1/		2006		2007		2008		Thereafter
Atlanta	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$745,666 10.6 3,395 10.5	% %	$345,292 4.9 2,069 6.4	% %	$665,087 9.4 3,462 10.7	% %	$213,372 3.0 1,013 3.1	% %	$759,492 10.7 3,503 10.5	% %

Charlotte	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %

Greenville	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$0 0.0 — 0.0	% %	$16,081 0.2 201 0.6	% %	$0 0.0 — 0.0	% %	$5,350 0.1 58 0.2	% %	$8,470 0.1 46 0.1	% %

Kansas City	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$2,018 0.0 17 0.1	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$1,756 0.0 20 0.1	% %

Piedmont Triad	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$1,192,409 16.9 4,603 14.2	% %	$590,763 8.4 2,433 7.5	% %	$1,232,205 17.5 5,284 16.3	% %	$393,131 5.6 1,618 5.0	% %	$800,333 11.4 3,920 12.1	% %

Raleigh	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$41,589 0.6 362 1.1	% %	$11,887 0.2 118 0.4	% %	$0 0.0 — 0.0	% %	$15,188 0.2 163 0.5	% %	$7,139 0.1 67 0.2	% %

Total	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$1,981,682 28.1 8,377 25.9	% %	$964,023 13.7 4,821 14.9	% %	$1,897,292 26.9 8,746 27.0	% %	$627,041 8.9 2,852 8.8	% %	$1,577,190 22.3 7,556 23.1	% %

1/	Includes 212,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue
2/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Customer Diversification 1/

December 31, 2004

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Revenue 2/	Percent of Annualized Revenue 2/	Average Remaining Lease Term in Years
Federal Government	789,696	$16,466	3.94%	6.7
AT&T 3/	537,529	10,008	2.40%	4.1
Price Waterhouse Coopers	297,795	7,385	1.77%	5.3
State Of Georgia	361,687	7,070	1.69%	4.2
T-Mobile USA	205,394	4,757	1.14%	4.5
Sara Lee	1,195,383	4,682	1.12%	2.7
IBM	194,649	4,100	0.98%	1.2
Northern Telecom	246,000	3,651	0.87%	3.2
Volvo	270,774	3,483	0.83%	4.6
US Airways	295,046	3,376	0.81%	3.0
Lockton Companies	132,718	3,303	0.79%	10.2
BB&T	229,459	3,252	0.78%	6.7
CHS Professional Services	168,436	2,994	0.72%	2.1
ITC Deltacom 4/	147,379	2,989	0.72%	0.4
Ford Motor Company	125,989	2,729	0.65%	5.1
IKON	181,361	2,610	0.63%	1.7
MCI	127,268	2,533	0.61%	1.5
Hartford Insurance	116,010	2,508	0.60%	1.8
Aspect Communications	116,692	2,343	0.56%	1.9
Jacob’s Engineering	229,626	2,258	0.54%	11.3

	5,968,891	$92,497	22.15%	4.5

By Industry

Category	Percent of Annualized Revenue 2/
Professional, Scientific, and Technical Services	21.6%
Insurance	10.1%
Manufacturing	9.4%
Telecommunication	8.2%
Finance/Banking	8.0%
Retail Trade	7.2%
Government/Public Administration	6.2%
Health Care and Social Assistance	6.0%
Wholesale Trade	5.5%
Transportation and Warehousing	3.3%
Administrative and Support Services	3.1%
Real Estate Rental and Leasing	2.8%
Accommodation and Food Services	2.7%
Other Services (except Public Administration)	2.7%
Information	2.1%
Educational Services	1.1%

100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	AT&T and SBC have received final approval on their plans to merge. SBC currently leases 5K square feet with $110K in associated annualized revenue.
4/	ITC Deltacom (formerly Business Telecom) is located in a property that was sold on 3/31/05.

Same Property Performance

Dollars in thousands

	Three months ended December 31,		Percentage
	2004	2003	Change
Rental revenues	$103,733	$100,910	2.8%
Straight Line rent/lease incentives	606	1,061	-42.9%
Lease termination fees 1/	278	2,525	-89.0%
Operating expenses	(36,830)	(36,618)	-0.6%

Net operating income	$67,787	$67,878	-0.1%

Average Occupancy	84.3%	82.4%	2.3%

Rentable Square Feet	32,085,000	32,085,000

	Twelve months ended December 31,		Percentage
	2004	2003	Change
Rental revenues	$405,102	$406,763	-0.4%
Straight Line rent/lease incentives	5,099	5,168	-1.3%
Lease termination fees 1/	2,569	4,946	-48.1%
Operating expenses	(145,942)	(143,514)	-1.7%

Net operating income	$266,828	$273,363	-2.4%

Average Occupancy	83.0%	82.8%	0.2%

Rentable Square Feet	32,085,000	32,085,000

Market	2003 to 2004 4th Quarter NOI Change	2003 to 2004 YTD NOI Change
Atlanta	4.1%	-5.7%
Charlotte	-11.7%	-8.7%
Columbia	19.6%	-9.9%
Greenville	-18.4%	-7.8%
Kansas City	8.0%	1.1%
Memphis	-1.4%	-1.8%
Nashville	2.6%	0.9%
Orlando	-14.2%	-4.7%
Piedmont Triad	2.9%	-2.9%
Raleigh	-5.4%	-0.7%
Richmond	3.7%	6.1%
Tampa 1/	-6.0%	-8.1%

	-0.1%	-2.4%

1/	Excludes WorldCom settlement proceeds of $14.4 million

Acquisition Activity

Dollars in thousands

Name	Market	Type 1/	Date Acquired	Square Footage	Total Cost
First quarter 2004:
Signature Plaza	Orlando	O	03/02/04	274,000
Capital Plaza I	Orlando	O	03/02/04	242,000
Capital Plaza II	Orlando	O	03/02/04	303,000
Landmark I	Orlando	O	03/02/04	226,000
Landmark II	Orlando	O	03/02/04	225,000

				1,270,000	$171,526	2/

Windsor at Metro Center 3/	Orlando	O	03/02/04	88,000	$6,100	3/

Second quarter 2004:
None

Third quarter 2004:
None

Fourth quarter 2004:
None

				1,358,000	$177,626

Joint Venture Acquisitions

	Market	Type 1/	Date Acquired	Square Footage	Cost
First quarter 2004:
Glenridge 100	Atlanta	O	02/26/04	91,500
Glenridge 200	Atlanta	O	02/26/04	93,900

				185,400	$23,850	4/

Second quarter 2004:
None

Third quarter 2004:
None

Fourth quarter 2004:
None

				185,400	$23,850

1/	The letter “O” represents Office
2/	As discussed in Notes 3 and 18 to the financial statements included in our amended 2003 Form 10K, these five properties held in the MG-HIW LLC joint venture and the related $136.2 million of mortgage debt were consolidated in our statements. In March we acquired our partner’s 80% interest in the joint venture entity that owns these properties. The $171.5 million amount reflects the $62.5 million to acquire the MG’s 80% equity interest and MG”S 80% interest in the $136.2 million related debt.
3/	We purchased our partner’s 50% interest in this Metrowest property.
4/	We purchased a 40% interest in these two properties.

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Gross Sales Price
First quarter 2004:
Brookside Shopping Center	Kansas City	R	01/29/04	111,800
63rd & Brookside Building	Kansas City	O	01/29/04	7,800

				119,600	$15,250

Northpark I	Raleigh	O	03/28/04	42,300	4,500

Second quarter 2004:
1309 E. Cary Street	Richmond	O	05/21/04	16,000	1,075
Highwoods Preserve III	Tampa	O	06/16/04	176,000	20,190
1035 Fred Drive	Atlanta	I	06/24/04	100,000	2,000

Third quarter 2004:
Sabal Tech Center	Tampa	O	08/10/04	58,600	3,350
Lake Plaza East	Raleigh	O	08/16/04	71,800	5,850

Fourth quarter 2004:
Highwoods Business Park	Charlotte	I	11/05/04	162,700	9,500
SunPort Center	Orlando	O	11/23/04	165,000	6,800
South Square I	Raleigh	O	11/23/04	57,900	4,700
South Square II	Raleigh	O	11/23/04	59,300	4,050
Bay Vista	Tampa	O	12/08/04	17,800	1,955
Pulse Athletic Club at Highwoods	Raleigh	O	12/17/04	24,800	1,850
Bank of America	Greenville	O	12/22/04	191,600	12,350

				1,263,400	$93,420

Depreciable Assets Contributed to Joint Ventures

	Market	Type 1/	Date Contributed	Square Footage	Gross Sales Price
First quarter 2004:
None

Second quarter 2004:
Signature Plaza	Orlando	O	06/28/04	274,000
Capital Plaza I	Orlando	O	06/28/04	242,000
Capital Plaza II	Orlando	O	06/28/04	303,000
Landmark I	Orlando	O	06/28/04	226,000
Landmark II	Orlando	O	06/28/04	225,000

				1,270,000	$126,900	2/

Third quarter 2004:
None

Fourth quarter 2004:
None

				1,270,000	$126,900

1/	The letters “O” and “R” represent Office and Retail, respectively.
2/	As discussed in Note 4 to the financial statements in our amended 2003 Form 10K, the Company sold a 60% equity interest in the subsidiary that owned these five properties and retained a 40% interest. The $126.9 million amount reflects $41.1 million cash received, net of future payments required to be paid by the Company for leasing and tenant improvements, and $85.8 million representing 60% of the $143 million debt.

Development Activity

Dollars in thousands

Property In - Process	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/04	Pre-Leasing	Estimated Completion Date	Estimated Stabilization Date
Office:
Center for Disease Control	Atlanta	O	109,000	$21,375	$1,078	100%	4Q05	4Q05
Saxon	Richmond	O	112,000	14,829	5,084	100%	3Q05	3Q05
FBI 2/	Tampa	O	137,000	31,091	12,330	100%	4Q05	4Q05

Total or Weighted Average			358,000	$67,295	$18,492	100%

Retail:
Griffith Road/Boutique Shops	Piedmont Triad	R	9,600	$2,634	$1,647	44%	2Q05	2Q06

Total or Weighted Average			9,600	$2,634	$1,647	44%

Multi-Family 3/:
The Vinings at University Center	Charlotte	M	156 units	10,800	1,847	0%	4Q05	3Q06

Total or Weighted Average			156 units	$10,800	$1,847	0%

Total or Weighted Average 4/			367,600	$80,729	$21,986	99%

Completed Not Stabilized 5/
National Archives Record Administration	Atlanta	I	353,000	$20,387	$17,482	100%	3Q04	4Q05

Total or Weighted Average			353,000	$20,387	$17,482	100%

Grand Total or Weighed Average			720,600	$101,116	$39,468	99%

1/	The letters “O”, and “I” represent Office and Industrial, respectively.

2/	An approved 25,000 square feet expansion at an additional anticipated cost of $4.5 million is included.

3/	The Vinings at University Center is currently a fifty percent owned joint venture consolidated under the provisions of FIN 46.

4/	These “In-process” developments, together with $843,000 of other development costs and $2.3 million related to office condominiums being developed for sale, are included on the Consolidated Balance Sheet as “Developments-in-process.” This preleasing percentage does not include multi-family.

5/	Completed Not Stabilized properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-process.

Development Land

December 31, 2004

Dollars in thousands

		Developable Square Footage 1/			Total Estimated Market Value
Market	Acres	Office	Retail	Industrial
On Balance Sheet:
Raleigh	361	3,119,000	60,000	162,000	$68,900
Atlanta	249	270,000	1,100,000	1,390,000	37,400
Piedmont Triad	117	787,000	37,000	1,190,000	16,400
Kansas City 2/	46	550,000	91,000	—	12,300
Baltimore	45	771,000	—	—	14,300
Richmond	61	688,000	—	—	10,500
Charlotte	65	1,151,000	—	—	11,300
Nashville	48	830,000	—	—	12,900
Orlando	49	862,000	—	—	15,600
Tampa	29	462,000	—	15,000	12,200
Memphis	22	288,000	—	—	4,200
Greenville	12	150,000	—	—	1,800
Jacksonville	9	80,000	—	—	1,900
Columbia	2	20,000	—	—	300

	1,115	10,028,000	1,288,000	2,757,000	$220,000

Deferred or optioned:
Atlanta	25	—	500,000	—

	25	—	500,000	—

Total	1,140	10,028,000	1,788,000	2,757,000

1/	A portion of land has been or will be rezoned for other use increasing its market value
2/	Includes 27 acres of residential land

Unconsolidated Joint Ventures Assets, Debt and Liabilities

December 31, 2004

Dollars in thousands

Joint Venture	Type 1/	Own %	Venture’s Books
			Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$8,044	$565	$790
Dallas County Partners I, LP	O/ I	50.0%	44,985	40,712	43,604
Dallas County Partners II, LP	O	50.0%	16,857	21,223	22,662
Dallas County Partners III, LP	O	50.0%	45	—	26
Fountain Three	O/I/R	50.0%	33,569	28,818	30,774
RRHWoods, LLC 2/	O/M	50.0%	82,267	69,714	73,467
Kessinger/Hunter, LLC	—	26.5%	9,058	—	816
4600 Madison Associates, LP	O	12.5%	21,171	16,010	16,756
Highwoods DLF 98/29, LP 2/	O	22.81%	138,195	66,206	68,761
Highwoods DLF 97/26 DLF 99/32, LP 2/	O	42.93%	112,103	58,313	61,827
Highwoods-Markel Associates, LLC 2/	O	50.0%	49,973	39,442	39,840
MG-HIW Metrowest I, LLC	O	50.0%	—	—	—
MG-HIW Metrowest II, LLC	O	50.0%	—	—	—
Concourse Center Associates, LLC 2/	O	50.0%	14,473	9,519	9,898
Plaza Colonnade, LLC	O/R	50.0%	80,498	68,685	71,885
Highwoods KC Glenridge Office, LP	O	40.0%	24,624	16,500	16,919
Highwoods KC Glenridge Land, LP	O	40.0%	749	238	248
Highwoods KC Orlando, LLC 2/	O	40.0%	213,255	143,000	146,521

Total			$849,866	$578,945	$604,794

Joint Venture	Type 1/	Own %	Highwoods’ Share of Joint Venture
			Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$3,942	$277	$387
Dallas County Partners I, LP	O/I	50.0%	22,493	20,356	21,802
Dallas County Partners II, LP	O	50.0%	8,429	10,612	11,331
Dallas County Partners III, LP	O	50.0%	23	—	13
Fountain Three	O/I/R	50.0%	16,785	14,409	15,387
RRHWoods, LLC 2/	O/M	50.0%	41,134	34,857	36,734
Kessinger/Hunter, LLC	—	26.5%	2,400	—	216
4600 Madison Associates, LP	O	12.5%	2,646	2,001	2,095
Highwoods DLF 98/29, LP 2/	O	22.81%	31,522	15,102	15,684
Highwoods DLF 97/26 DLF 99/32, LP 2/	O	42.93%	48,126	25,034	26,542
Highwoods-Markel Associates, LLC 2/	O	50.0%	24,987	19,721	19,920
MG-HIW Metrowest I, LLC	O	50.0%	—	—	—
MG-HIW Metrowest II, LLC	O	50.0%	—	—	—
Concourse Center Associates, LLC 2/	O	50.0%	7,237	4,760	4,949
Plaza Colonnade, LLC	O/R	50.0%	40,249	34,343	35,943
Highwoods KC Glenridge Office, LP	O	40.0%	9,850	6,600	6,768
Highwoods KC Glenridge Land, LP	O	40.0%	300	95	99
Highwoods KC Orlando, LLC 2/	O	40.0%	85,302	57,200	58,608

Total			$345,425	$245,367	$256,478

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.

2/	Highwoods Realty's share of equity from these tables will not equal Investments in Unconsolidated Affiliates on the Consolidated Balance Sheet due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Unconsolidated Joint Ventures Income

For the three months ended December 31, 2004

Dollars in thousands

Joint Venture	Own %	Venture’s Books
		Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$634	$500	$12	$121	$1
Dallas County Partners I, LP	50.0%	2,986	1,536	740	678	32
Dallas County Partners II, LP	50.0%	1,649	792	536	186	135
Dallas County Partners III, LP	50.0%	54	30	—	1	23
Fountain Three	50.0%	1,709	821	519	408	(39)
RRHWoods, LLC 1/ 2/	50.0%	3,557	1,889	773	1,024	(129)
Kessinger/Hunter, LLC	26.5%	2,079	1,172	—	120	787
4600 Madison Associates, LP	12.5%	1,312	534	278	441	59
Highwoods DLF 98/29, LP 1/ 2/	22.81%	5,202	1,483	1,124	890	1,705
Highwoods DLF 97/26 DLF 99/32, LP 1/ 2/	42.93%	3,790	1,123	1,129	1,008	530
Highwoods-Markel Associates, LLC 1/ 2/	50.0%	1,451	337	572	115	427
Concourse Center Associates, LLC 1/ 2/	50.0%	526	129	173	83	141
Plaza Colonnade, LLC	50.0%	769	193	264	354	(42)
Highwoods KC Glenridge Office, LP	40.0%	904	381	219	175	129
Highwoods KC Glenridge Land, LP	40.0%	—	5	9	—	(14)
Highwoods KC Orlando, LLC 1/ 2/	40.0%	6,748	3,023	1,895	3,708	(1,878)

Total		$33,370	$13,948	$8,243	$9,312	$1,867

Joint Venture	Own %	Highwoods’ Share of Joint Venture
		Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$311	$245	$6	$59	$1
Dallas County Partners I, LP	50.0%	1,493	768	370	339	16
Dallas County Partners II, LP	50.0%	825	396	268	93	68
Dallas County Partners III, LP	50.0%	27	15	—	1	11
Fountain Three	50.0%	855	411	260	204	(20)
RRHWoods, LLC 1/ 2/	50.0%	1,778	944	386	512	(64)
Kessinger/Hunter, LLC	26.5%	551	311	—	32	208
4600 Madison Associates, LP	12.5%	164	67	35	55	7
Highwoods DLF 98/29, LP 1/ 2/	22.81%	1,186	338	256	203	389
Highwoods DLF 97/26 DLF 99/32, LP 1/ 2/	42.93%	1,627	482	485	433	227
Highwoods-Markel Associates, LLC 1/ 2/	50.0%	726	169	286	57	214
Concourse Center Associates, LLC 1/ 2/	50.0%	263	65	86	41	71
Plaza Colonnade, LLC	50.0%	385	97	132	177	(21)
Highwoods KC Glenridge Office, LP	40.0%	362	152	88	70	52
Highwoods KC Glenridge Land, LP	40.0%	—	2	4	—	(6)
Highwoods KC Orlando, LLC 1/ 2/	40.0%	2,699	1,209	758	1,483	(751)

Total 1/ 2/		$13,252	$5,671	$3,420	$3,759	$402

1/	Highwoods Realty’s share of Depreciation/Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

2/	Highwoods Realty’s share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Unconsolidated Joint Ventures Income

For the year ended December 31, 2004

Dollars in thousands

	Own %	Venture’s Books
Joint Venture		Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$2,534	$1,786	$52	$461	$235
Dallas County Partners I, LP	50.0%	11,895	5,806	2,762	2,085	1,242
Dallas County Partners II, LP	50.0%	6,276	2,811	2,222	742	501
Dallas County Partners III, LP	50.0%	215	125	—	6	84
Fountain Three	50.0%	7,176	3,223	2,116	1,555	282
RRHWoods, LLC 1/ 2/	50.0%	14,049	7,736	2,734	3,561	18
Kessinger/Hunter, LLC	26.5%	6,895	4,764	—	642	1,489
4600 Madison Associates, LP	12.5%	5,248	2,207	1,132	1,768	141
Highwoods DLF 98/29, LP 1/ 2/	22.81%	20,063	5,770	4,521	3,538	6,234
Highwoods DLF 97/26 DLF 99/32, LP 1/ 2/	42.93%	14,877	4,441	4,538	4,117	1,781
Highwoods-Markel Associates, LLC 1/ 2/	50.0%	6,740	1,453	2,301	1,777	1,209
MG-HIW Metrowest I, LLC	50.0%	—	5	—	—	(5)
MG-HIW Metrowest II, LLC	50.0%	141	88	39	70	(56)
Concourse Center Associates, LLC 1/ 2/	50.0%	2,105	568	695	332	510
Plaza Colonnade, LLC	50.0%	796	196	264	370	(34)
Highwoods KC Glenridge Office, LP	40.0%	2,903	1,256	552	549	546
Highwoods KC Glenridge Land, LP	40.0%	—	9	9	—	(18)
Highwoods KC Orlando, LLC 1/ 2/	40.0%	13,936	5,775	3,818	4,743	(400)

Total		$115,848	$48,019	$27,756	$26,316	$13,759

	Own %	Highwoods’ Share of Joint Venture
Joint Venture		Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$1,242	$875	$25	$226	$116
Dallas County Partners I, LP	50.0%	5,948	2,903	1,381	1,043	621
Dallas County Partners II, LP	50.0%	3,138	1,406	1,111	371	250
Dallas County Partners III, LP	50.0%	108	63	—	3	42
Fountain Three	50.0%	3,588	1,612	1,058	778	140
RRHWoods, LLC 1/ 2/	50.0%	7,024	3,868	1,367	1,781	8
Kessinger/Hunter, LLC	26.5%	1,827	1,262	—	170	395
4600 Madison Associates, LP	12.5%	656	276	142	221	17
Highwoods DLF 98/29, LP 1/ 2/	22.81%	4,576	1,316	1,031	807	1,422
Highwoods DLF 97/26 DLF 99/32, LP 1/ 2/	42.93%	6,387	1,907	1,948	1,768	764
Highwoods-Markel Associates, LLC 1/ 2/	50.0%	3,370	727	1,150	888	605
MG-HIW Metrowest I, LLC	50.0%	—	3	—	—	(3)
MG-HIW Metrowest II, LLC	50.0%	71	44	20	35	(28)
Concourse Center Associates, LLC 1/ 2/	50.0%	1,053	284	348	166	255
Plaza Colonnade, LLC	50.0%	398	98	132	185	(17)
Highwoods KC Glenridge Office, LP	40.0%	1,161	502	221	220	218
Highwoods KC Glenridge Land, LP	40.0%	—	4	4	—	(8)
Highwoods KC Orlando, LLC 1/ 2/	40.0%	5,574	2,310	1,527	1,897	(160)

Total		$46,121	$19,460	$11,465	$10,559	$4,637

1/	Highwoods Realty’s share of Depreciation/Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

2/	Highwoods Realty’s share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Joint Ventures Long-Term Debt Detail

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 12/31/04
Dallas County Partners I, LP	50.0%	American Express	7.0%	Sep-09	3,535
Dallas County Partners I, LP	50.0%	American Express	6.9%	Jun-09	7,484
Dallas County Partners I, LP	50.0%	John Hancock Life Insurance Co.	7.6%	Mar-08	2,995
Dallas County Partners I, LP	50.0%	State Farm	7.1%	Oct-08	3,060
Dallas County Partners I, LP	50.0%	State Farm	7.9%	Sep-06	3,031
Dallas County Partners I, LP	50.0%	State Farm	7.5%	May-07	4,390
Dallas County Partners I, LP	50.0%	Bank of America	5.7%	Oct-07	4,010
Dallas County Partners I, LP	50.0%	State Farm	7.5%	Dec-07	5,107
Dallas County Partners I, LP	50.0%	Thrivent	8.5%	Aug-10	1,690
Dallas County Partners I, LP	50.0%	Union Planters	6.3%	Jun-14	3,680
Dallas County Partners I, LP	50.0%	Union Planters	7.2%	Jan-06	493
Dallas County Partners I, LP	50.0%	Bankers Trust	8.0%	Jul-11	1,237

			7.1%		40,712

Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.2%	Jun-13	21,223

Fountain Three	50.0%	John Hancock Life Insurance Co.	7.8%	Jan-08	6,058
Fountain Three	50.0%	American Express	6.9%	Jun-09	4,001
Fountain Three	50.0%	Thrivent	8.0%	Oct-10	3,768
Fountain Three	50.0%	Thrivent	7.3%	Apr-09	3,605
Fountain Three	50.0%	Wells Fargo	8.2%	May-08	2,167
Fountain Three	50.0%	Lehman Brothers	8.0%	Jul-09	3,628
Fountain Three	50.0%	Thrivent	7.0%	Sep-12	5,591

			7.5%		28,818

RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.0%	Nov-15	23,000
RRHWoods, LLC	50.0%	Bank of America	6.8%	Sep-12	27,471
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.0%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.1%	Nov-15	5,500
RRHWoods, LLC	50.0%	Bank of America	5.7%	Oct-07	4,063
RRHWoods, LLC	50.0%	Union Planters	6.3%	Jun-14	3,680

			3.8%		69,714

Plaza Colonnade, LLC	50.0%	Met Life	5.7%	Jan-17	50,000
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.4%	Mar-10	1,818
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.0%	Mar-16	4,394
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.9%	Mar-24	12,473

			5.8%		68,685

4600 Madison Associates, LLC	12.5%	State Farm	6.9%	Apr-18	16,010
Board of Trade Investment Company	49.0%	KC Board of Trade Clearing Corp.	7.8%	Sep-07	565
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.8%	Apr-11	66,206
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.7%	May-12	58,313
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	7.0%	Jul-10	9,519
Highwoods KC Orlando, LLC	40.0%	Met Life	5.2%	Jul-14	143,000
Highwoods - Markel Associates, LLC	50.0%	Principal Life Insurance Company	5.8%	Jan-14	39,442
Highwoods KC Glenridge Office	40.0%	Wachovia	4.8%	Jun-14	16,500
Highwoods KC Glenridge Land	40.0%	Transwestern	0.0%	Feb-05	238

			6.1%		349,793

			6.1%		$578,945

Highwoods’ Share of the above					$245,367

Joint Ventures Portfolio Summary

As of December 31, 2004

Summary by Location:

	Rentable Square Feet 1/	Occupancy 2/	Percentage of Annualized Revenue - Highwoods’ Share Only 3/
Market			Office	Industrial	Retail	Multi-Family	Total
Des Moines	2,253,000	91.4%	28.6%	3.6%	1.0%	3.5%	36.7%
Orlando	1,683,000	89.7%	25.7%	—	—	—	25.7%
Atlanta	835,000	92.5%	12.9%	—	—	—	12.9%
Raleigh	455,000	99.5%	3.7%	—	—	—	3.7%
Kansas City	428,000	86.4%	8.4%	—	—	—	8.4%
Piedmont Triad	364,000	100.0%	4.0%	—	—	—	4.0%
Tampa	205,000	99.1%	2.1%	—	—	—	2.1%
Charlotte	148,000	100.0%	0.8%	—	—	—	0.8%
Richmond	413,000	99.7%	5.2%	—	—	—	5.2%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total	6,894,000	92.9%	91.9%	3.6%	1.0%	3.5%	100.0%

1/	Excludes Des Moines’ apartment units
2/	Excludes Des Moines’ apartment occupancy percentage of 95.7%
3/	Annualized Rental Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Joint Ventures Lease Expirations

December 31, 2004

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Total
2005	673,634	10.1%	$11,176	$16.59	9.0%
2006	657,868	9.9%	12,485	18.98	10.0%
2007	375,057	5.6%	7,670	20.45	6.2%
2008	1,259,399	18.9%	21,513	17.08	17.2%
2009	844,347	12.6%	15,763	18.67	12.7%
2010	353,475	5.3%	6,446	18.24	5.2%
2011	526,104	7.9%	9,781	18.59	7.9%
2012	377,923	5.7%	8,561	22.65	6.9%
2013	689,447	10.3%	13,622	19.76	11.0%
2014	358,248	5.4%	7,860	21.94	6.3%
2015 and thereafter	552,994	8.3%	9,396	16.99	7.6%

	6,668,496	100.0%	$124,273	$18.64	100.0%

1/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Joint Ventures Development

Dollars in thousands

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/04	Pre-Leasing	Estimated Completion Date	Estimated Stabilization Date
Plaza Colonade, LLC 1/	50%	Kansas City	285,000	$71,500	$65,099	76%	4Q04	3Q05
Summit	50%	Des Moines	35,000	3,559	3,435	75%	3Q04	3Q05
Pinehurst	50%	Des Moines	35,000	3,559	3,497	79%	3Q04	3Q05
Sonoma	50%	Des Moines	75,000	9,364	202	0%	2Q05	2Q06

Total or Weighted Average			430,000	$87,982	$72,233	63%

Highwoods’ Share of the above				$43,991	$36,117

1/	Includes $16.2 million in investment cost that has been funded by tax increment financing

Supplemental Information

March 31, 2005

Supplemental Information

Table of Contents

March 31, 2005

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 32 to 36 unless noted otherwise.

Certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward- looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Summary

Dollars in thousands, except per share amounts

	Three Months Ended
	03/31/05	03/31/04	Change F/(U)
Operations
Rental and other revenues from continuing operations	$116,022	$117,292	$(1,270)
Rental property expense from continuing operations	41,126	43,404	2,278

Net operating income from continuing operations	$74,896	$73,888	$1,008

Rental and other revenues from discontinued operations	$1,312	$3,706	$(2,394)
Rental property expense from discontinued operations	239	1,486	1,247

Net operating income from discontinued operations	$1,073	$2,220	$(1,147)

Equity in earnings of unconsolidated affiliates	2,216	1,212	1,004
General and administrative	7,423	10,743	3,320
G&A as a % of rental and other revenues and equity in earnings of unconsolidated affiliates	6.2%	8.8%	2.6%
EBITDA calculation
Net income	$20,346	$4,936	$15,410
Addback depreciation and amortization	36,015	35,580	435
Addback depreciation and amortization from unconsolidated affiliates	2,645	2,048	597
Addback interest expense	27,999	33,017	(5,018)
Addback interest expense from unconsolidated affiliates	3,593	2,423	933

EBITDA	$90,598	$78,241	$12,357

Interest expense from continuing operations	$27,999	$33,017	$5,018
Interest expense from discontinued operations	—	—	—
Interest expense from unconsolidated affiliates	3,593	2,660	(933)
EBITDA/Interest expense	2.87	2.19	0.67
EBITDA/Interest expense + preferred dividends	2.54	1.92	0.62
Net income	$20,346	$4,936	$15,410
Funds from operations	$36,246	$30,133	$6,113.00
Per share - diluted:
Net (loss)/income	$0.24	$(0.05)	$0.29
Funds from operations	0.60	0.50	0.11
Dividends paid	0.425	0.425	—
Dividends paid as % of funds from operations	69.7%	85.0%	15.3%

	03/31/05	03/31/04	Change
Capitalization
Market capitalization:
Long-term debt	$1,582,010	$1,790,039	(208,029)
Financing obligations	63,096	64,724	(1,628)
Preferred equity at redemption value	377,445	377,445	—
Market value of common equity	1,606,008	1,564,133	41,875

Total market capitalization	$3,628,559	$3,796,341	$(167,782)

	03/31/05	03/31/04	Change F/(U)
Portfolio - wholly-owned
Total In-Service Square Footage	32,654,000	36,111,000	(3,457,000)
Occupancy	83.8%	81.4%	2.4%
Same Property NOI (GAAP basis)	$72,214	$68,512	$3,702

i

Corporate Information

Board of Directors	Research Coverage

Thomas W. Adler	Deutsche Banc Securities
Gene H. Anderson	Lou Taylor - 212-469-4912
Kay N. Callison
Edward J. Fritsch	Green Street Advisors
Ronald P. Gibson	Jim Sullivan - 949-640-8780
William E. Graham Jr.
Lawrence S. Kaplan	KeyBanc Capital Markets
L. Glenn Orr Jr.	Richard Moore - 216-443-2815
O. Temple Sloan Jr., Chairman
Willard H. Smith Jr.	Legg Mason
John L. Turner	David Fick - 410-454-5018
F. William Vandiver, Jr.
Morgan Stanley Dean Witter
Gregory Whyte - 212-761-6331
Senior Management Team
Prudential Equity Group
Edward J. Fritsch	Jim Sullivan - 212-778-2515
President, Chief Executive Officer and Director
Smith Barney Citigroup
Michael E. Harris	Jonathan Litt - 212-816-0231
Executive Vice President and Chief Operating Officer
UBS Warburg
Terry L. Stevens	Keith Mills - 212-713-3098
Vice President, Chief Financial Officer
and Treasurer	Wachovia Securities
Chris Haley - 443-263-6773
Gene H. Anderson
Senior Vice President and Director

Michael F. Beale
Senior Vice President

Robert G. Cutlip
Senior Vice President

W. Brian Reames
Senior Vice President

Thomas S. Hill
Corporate Vice President, Leasing

Carman J. Liuzzo
Vice President, Investments and
Strategic Analysis

Kevin E. Penn
Chief Information Officer and
Business Solutions Officer

Mack D. Pridgen III
Vice President, General Counsel and Secretary

ii

Corporate Information
Divisional Offices	Corporate Headquarters

Atlanta/Piedmont Triad

Gene H. Anderson - Regional Manager

Atlanta, GA

Gene H. Anderson, Senior Vice President

Piedmont Triad, NC

Mark W. Shumaker, Vice President

Orlando/Tampa

Michael F. Beale - Regional Manager

Orlando, FL

Michael F. Beale, Senior Vice President

Tampa, FL

Stephen A. Meyers, Vice President

Raleigh/Richmond

Robert G. Cutlip - Regional Manager

Raleigh, NC

Robert G. Cutlip, Senior Vice President

Richmond, VA

Paul W. Kreckman, Vice President

Charlotte/Memphis/Nashville

W. Brian Reames - Regional Manager

Nashville, TN

W. Brian Reames, Senior Vice President

Charlotte, NC

Thomas F. Cochran, Senior Vice President

Memphis, TN

Steven Guinn, Vice President

Kansas City

Kansas City, MO

Barrett Brady, Senior Vice President

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE         Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Sr. Director, Investor Relations

Phone: 919-431-1529

Fax:      919-876-6929

E-mail:  tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Investor Relations Coordinator at:

Phone:  800-256-2963

Email:    HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of March 31, 2005, the Company owned or had an interest in 504 in-service office, industrial and retail properties encompassing approximately 39.5 million square feet. Highwoods also owns 1,115 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Missouri, North Carolina, South Carolina, Tennessee and Virginia. For more information about Highwoods Properties, please visit our Web site at www.highwoods.com.

iii

Consolidated Statements of Income

Dollars in thousands, except per share amounts

	Three Months Ended
	03/31/05	12/31/04	09/30/04	06/30/04	03/31/04
Rental and other revenues	$116,022	$114,240	$111,808	$115,439	$117,292
Operating expenses:
Rental property	41,126	40,999	41,226	41,596	43,404
Depreciation and amortization	35,877	34,276	32,899	33,608	34,563
Impairments of assets held for use	2,614	1,270	—	—	—
General and administrative	7,423	10,841	10,166	7,945	10,743

Total operating expenses	87,040	87,386	84,291	83,149	88,710
Interest expense:
Contractual	25,585	25,552	25,564	27,304	27,149
Amortization of deferred financing costs	847	826	782	925	1,144
Financing obligations	1,567	2,533	1,409	1,457	4,724

	27,999	28,911	27,755	29,686	33,017
Other income/(expense):
Interest and other income	1,684	1,702	1,751	1,491	1,754
Settlement of bankruptcy claim	—		14,435	—	—
Loss on debt extinguishments	—	—	—	(12,457)	—

	1,684	1,702	16,186	(10,966)	1,754

Income/(loss) before disposition of property, minority interest and equity in earnings of unconsolidated affiliates	2,667	(355)	15,948	(8,362)	(2,681)
Gains on disposition of property, net	10,625	3,445	2,215	14,770	1,085
Minority Interest in the Operating Partnership	(829)	272	(1,373)	(47)	796
Equity in earnings of uncosolidated affiliates	2,216	2,033	2,555	1,477	1,212

Income from continuing operations	14,679	5,395	19,345	7,838	412
Discontinued operations:
Income from discontinued operations, net of minority interest	843	1,511	1,136	1,013	1,088
Gain/(loss) on sale of discontinued operations, net of minority interest	4,824	1,634	630	(3,457)	3,436

	5,667	3,145	1,766	(2,444)	4,524

Net income	20,346	8,540	21,111	5,394	4,936
Dividends on preferred stock	(7,713)	(7,713)	(7,713)	(7,713)	(7,713)

Net income available for/(loss attributable to) common stockholders	$12,633	$827	$13,398	$(2,319)	$(2,777)

Net income/(loss) per common share - basic:
Income/(loss) from continuing operations	$0.13	$(0.04)	$0.22	$—	$(0.14)
Income/(loss) from discontinued operations	$0.11	$0.06	$0.03	$(0.04)	$0.09

Net income/(loss)	$0.24	$0.02	$0.25	$(0.04)	$(0.05)

Weighted average common shares outstanding - basic	53,640	53,424	53,400	53,275	53,186

Net income/(loss) per common share - diluted:
Income/(loss) from continuing operations	$0.13	$(0.04)	$0.22	$—	$(0.14)
Income/(loss) from discontinued operations	$0.11	$0.06	$0.03	$(0.04)	$0.09

Net income/(loss)	$0.24	$0.02	$0.25	$(0.04)	$(0.05)

Weighted average common shares outstanding - diluted	60,182	60,214	59,991	53,275	53,186

Statement of Funds from Operations

Dollars in thousands, except per share amounts

	Three Months Ended
	03/31/05	12/31/04	09/30/04	06/30/04	03/31/04
Funds from operations:
Net income	$20,346	$8,540	$21,111	$5,394	$4,936
Dividends to preferred shareholders	(7,713)	(7,713)	(7,713)	(7,713)	(7,713)

Net income/(loss) applicable to common shares	12,633	827	13,398	(2,319)	(2,777)
Add/(Deduct):
Depreciation and amortization of real estate assets	35,209	33,607	32,129	32,926	33,885
(Gain)/loss on disposition of depreciable real estate assets	(10,478)	(394)	(1,636)	(16,600)	66
Minority interest in income from operations	829	(272)	1,373	47	(796)
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	2,645	2,620	2,441	2,070	2,048
Discontinued operations:
Depreciation and amortization of real estate assets	138	352	586	935	1,017
(Gain)/loss on sale, net of minority interest	(4,824)	(4,790)	(630)	(399)	(3,436)
Minority interest in income from discontinued operations	94	174	130	116	126

Funds from operations	$36,246	$32,124	$47,791	$16,776	$30,133

Funds from operations per share - diluted
Net income/(loss) applicable to common shares	$0.24	$0.02	$0.25	$(0.04)	$(0.05)
Add/(Deduct):
Depreciation and amortization of real estate assets	0.58	0.56	0.54	0.56	0.57
(Gain)/loss on disposition of depreciable real estate assets	(0.18)	(0.01)	(0.02)	(0.27)	—
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.04	0.04	0.04	0.03	0.03
Discontinued operations:
Depreciation and amortization of real estate assets	—	—		0.01	0.01
(Gain)/loss on sale, net of minority interest	(0.08)	(0.08)	(0.01)	(0.01)	(0.06)

Funds from operations	$0.60	$0.53	$0.80	$0.28	$0.50

Dividend payout data:
Dividends paid per common share	$0.425	$0.425	$0.425	$0.425	$0.425

Funds from operations	69.7%	80.2%	53.1%	151.8%	85.0%

Weighted average shares outstanding - diluted	60,182	60,214	59,991	59,794	60,092

Impairment adjustments included in funds from operations in dollars	$(2,614)	$(4,426)	$(500)	$(3,856)	$—

Impairment adjustments included in funds from operations per share	$(0.04)	$(0.07)	$(0.01)	$(0.06)	$—

Consolidated Balance Sheets

Dollars in thousands

	03/31/05	12/31/04	09/30/04	06/30/04	03/31/04
Assets:
Real estate assets, at cost:
Land and improvements	$391,768	$397,840	$403,896	$404,317	$432,142
Buildings and tenant improvements	2,914,253	2,932,756	2,935,526	2,933,636	3,135,432
Development in process	40,581	25,171	14,431	23,027	9,588
Land held for development	179,755	188,945	189,214	191,409	203,667
Furniture, fixtures and equipment	22,509	22,187	22,140	22,133	21,950

	3,548,866	3,566,899	3,565,207	3,574,522	3,802,779
Less-accumulated depreciation	(622,956)	(606,111)	(589,383)	(568,453)	(580,138)

Net real estate assets	2,925,910	2,960,788	2,975,824	3,006,069	3,222,641
Property held for sale	27,283	32,796	69,011	64,958	38,467
Cash and cash equivalents	55,166	24,482	20,613	11,817	17,782
Restricted cash	3,711	3,875	4,782	4,758	5,844
Accounts receivable, net	17,035	16,748	14,896	14,253	13,452
Notes receivable	8,304	9,672	9,790	10,676	10,733
Accrued straight-line rents receivable	62,786	61,518	62,216	59,312	62,457
Investment in unconsolidated affiliates	73,723	74,432	78,493	79,328	69,276
Other assets:
Deferred leasing costs	112,873	111,121	107,325	103,956	106,612
Deferred financing costs	16,257	16,686	16,972	16,081	19,484
Prepaid expenses and other	11,847	10,618	11,902	12,989	11,111

	140,977	138,425	136,199	133,026	137,207
Less-accumulated amortization	(64,454)	(62,567)	(60,511)	(56,044)	(57,746)

Other assets, net	76,523	75,858	75,688	76,982	79,461

Total Assets	$3,250,441	$3,260,169	$3,311,313	$3,328,153	$3,520,113

Liabilities and Stockholders’ Equity:
Mortgages and notes payable	$1,582,010	$1,572,169	$1,600,627	$1,603,485	$1,790,039
Accounts payable, accrued expenses and other liabilities	113,282	115,003	115,639	119,392	100,029
Financing obligations	63,096	65,309	64,754	65,091	64,724

Total Liabilities	1,758,388	1,752,481	1,781,020	1,787,968	1,954,792

Minority interest	109,275	115,926	118,847	120,142	123,043
Stockholders’ Equity:
Preferred stock	377,445	377,445	377,445	377,445	377,445
Common stock	540	538	537	537	536
Additional paid-in capital	1,420,055	1,416,855	1,415,377	1,415,202	1,414,008
Distributions in excess of net earnings	(406,437)	(396,151)	(374,149)	(364,719)	(339,597)
Accumulated other comprehensive loss	(2,675)	(2,814)	(3,003)	(3,141)	(3,525)
Deferred compensation	(6,150)	(4,111)	(4,761)	(5,281)	(6,589)

Total Stockholders’ Equity	1,382,778	1,391,762	1,411,446	1,420,043	1,442,278

Total Liabilities and Stockholders’ Equity	$3,250,441	$3,260,169	$3,311,313	$3,328,153	$3,520,113

Ratios
Total Debt/Total Assets	48.7%	48.2%	48.3%	48.2%	50.9%

Estimated Net Asset Value

March 31, 2005

Dollars in thousands, except per share amounts

The information on this Page is provided to assist in the calculation of Net Asset Value using a range of Capitalization rates and In-Place Net Operating Income among other Factors. It is not intended to be an asset by asset valuation.

Office (82.2% ave. occupancy)	8.00%	8.25%	8.50%
Retail (95.5% ave. occupancy)	6.00%	6.25%	6.50%
Industrial/Other (86.3% ave. occupancy)	7.50%	7.75%	8.00%

Weighted average	7.72%	7.97%	8.22%

Wholly Owned Properties Net Operating Income YTD 1/ 2/
Office 3/	$60,585	$60,585	$60,585
Retail	6,865	6,865	6,865
Industrial/Other	5,451	5,451	5,451

Total Net Operating Income	$72,901	$72,901	$72,901

Wholly Owned Properties Net Operating Income Annualized
Office	$242,340	$242,340	$242,340
Retail	27,460	27,460	27,460
Industrial/Other	21,804	21,804	21,804

Total Net Operating Income	$291,604	$291,604	$291,604

Wholly Owned Properties Capitalized Value
Office	$3,029,250	$2,937,455	$2,851,059
Retail	457,667	439,360	422,462
Industrial/Other	290,720	281,342	272,550

	$3,777,637	$3,658,156	$3,546,070

Highwoods’ Share of Joint Ventures
Net Operating Income YTD	$8,228	$8,228	$8,228

Net Operating Income Annualized	$32,912	$32,912	$32,912
Capitalization Rates	8.00%	8.25%	8.50%

Capitalized Value	$411,400	$398,933	$387,200

Value of Highwoods Preserve ($121 per square foot) 4/	$74,221	$74,221	$74,221

Total In-Service Property Value	$4,263,258	$4,131,311	$4,007,491

Value of Other income
Annualized Development, Leasing and Management Fees	$5,200	$5,200	$5,200
Capitalization Rate	20%	20%	20%

Value of Other income	$26,000	$26,000	$26,000

Add Other assets:
Development Pipeline Investment	$40,121	$40,121	$40,121
Property Held for Sale, at Net Sales Price	29,450	29,450	29,450
Land held for development at Book Value	179,755	179,755	179,755
Cash and cash equivalents	55,166	55,166	55,166
Restricted cash	3,711	3,711	3,711
Accounts receivable, net	17,035	17,035	17,035
Notes receivable	8,304	8,304	8,304

Other assets total	$333,542	$333,542	$333,542

Gross Value of Assets	$4,622,800	$4,490,853	$4,367,033

Deductions:
Total Liabilities 5/	$178,157	$178,157	$178,157
Fair Market Value of Debt 6/ 7/	$1,643,667	$1,643,667	$1,643,667
Preferred stock	377,445	377,445	377,445
Highwoods’ Share of Joint Ventures Liabilities	254,008	254,008	254,008

Estimated Net Asset Value	$2,169,522	$2,037,575	$1,913,756

Total diluted common shares and operating units	60,169	60,169	60,169

Estimated Net Asset Value Per Share	$36.06	$33.86	$31.81

1/	Excludes straight-line rent of $1.1 million and $1.2 million net operating income related to intra-period dispositions

2/	Excludes $498,000 of expenses related to land held for development

3/	Added back the $165,000 operating loss at Highwoods Preserve

4/	Highwoods Preserve is a 615,000 square foot office campus in Tampa that Worldcom vacated 12/31/02.

5/	Excludes financing obligations

6/	Including debt at fair value instead of book reduces NAV by $80.2 million

7/	Excludes 80% of $23.2 million debt associated with a consolidated 20% owned joint venture property (Harborview)

Components of Discontinued Operations

Dollars in thousands, except per share amounts

	Three Months Ended
	03/31/05	12/31/04	09/30/04	06/30/04	03/31/04
Rental and other revenues	$1,312	$3,138	$3,588	$3,428	$3,706

Operating expenses:
Rental property	239	1,103	1,244	1,375	1,486
Depreciation and amortization	138	352	586	935	1,017
Interest expense	—	—	—	—	—
Impairment of assets held for use			500

Total operating expenses	377	1,455	2,330	2,310	2,503

Interest and other income	2	2	8	11	11

	2	2	8	11	11

Income before gain/(loss) on disposition of depreciable assets and minority interest	937	1,685	1,266	1,129	1,214
Minority interest	(94)	(174)	(130)	(116)	(126)

Income from discontinued operations, net of minority interest	843	1,511	1,136	1,013	1,088

Gain/(loss) on disposition of discontinued operations	5,364	1,821	703	(3,856)	3,835
Minority Interest	(540)	(187)	(73)	399	(399)

Gain/(loss) on disposition of discontinued operations, net of minority interest	4,824	1,634	630	(3,457)	3,436

Total discontinued operations	$5,667	$3,145	$1,766	$(2,444)	$4,524

Capitalization

Dollars, shares, and units in thousands

	03/31/05	12/31/04	09/30/04	06/30/04	03/31/04
Long-Term Debt (see page 9 & 10):	$1,582,009	$1,571,777	$1,600,627	$1,603,485	$1,790,039

Finance Obligations:	$63,096	$65,309	$64,754	$65,091	$64,724

Preferred Stock (at redemtion value):
Series A 8 5/8 % Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	172,500	172,500	172,500	172,500	172,500
Series D 8% Perpetual Preferred Stock	100,000	100,000	100,000	100,000	100,000

Total preferred stock	$377,445	$377,445	$377,445	$377,445	$377,445

Shares and Units Outstanding:
Common stock outstanding	54,053	53,813	53,713	53,716	53,631
Minority interest partnership units	5,828	6,102	6,128	6,146	6,146

Total shares and units outstanding	59,881	59,841	59,862	59,777	59,677

Stock price at period end	$26.82	$27.70	$24.61	$23.50	$26.21
Market value of common equity	$1,606,008	$1,657,596	$1,473,204	$1,404,760	$1,564,133

Total market capitalization with debt and obligations	$3,628,066	$3,670,349	$3,514,268	$3,449,035	$3,794,611

See pages 32 to 36 for information regarding Highwoods’ Joint Ventures

Long-Term Debt Summary

Dollars in thousands

	03/31/05	12/31/04	09/30/04	06/30/04	03/31/04
Balances Outstanding:

Secured:
Conventional fixed rate	$731,426	$732,796	$745,524	$748,740	$751,894
Variable rate debt	67,348	66,181	50,803	54,945	204,845
Conventional fixed rate 1/	22,800	22,800	22,800	22,800	22,800
Variable rate debt 2/	436	392	—	—	—

Secured total	$822,009	$822,169	$819,127	$826,485	$979,539

Unsecured:
Fixed rate bonds and notes	$460,000	$460,000	$460,000	$460,000	$560,000
Variable rate debt	120,000	120,000	120,000	120,000	120,000
Credit facility	180,000	170,000	201,500	197,000	130,500

Unsecured total	$760,000	$750,000	$781,500	$777,000	$810,500

Total	$1,582,010	$1,572,169	$1,600,627	$1,603,485	$1,790,039

Average Interest Rates:

Secured:
Conventional fixed rate	7.2%	7.2%	7.2%	7.2%	7.2%
Variable rate debt	4.2%	4.2%	3.7%	3.1%	3.1%
Conventional fixed rate 1/	6.1%	6.1%	6.1%	6.1%	6.1%
Variable rate debt 2/	2.8%	—	—	—	0.0%

Secured total	6.9%	6.9%	6.9%	6.9%	6.3%

Unsecured:
Fixed rate bonds	7.4%	7.4%	7.4%	7.4%	7.3%
Variable rate debt	3.5%	3.5%	3.0%	2.9%	2.4%
Credit facility	3.4%	3.4%	2.2%	2.3%	2.1%

Unsecured total	6.0%	5.9%	5.4%	5.4%	5.8%

Average	6.5%	6.4%	6.2%	6.2%	6.1%

Capitalized Interest:	$423	$478	$406	$324	$181

Maturity Schedule:

	Future Maturities of Debt		Total Debt 3/	Average Interest Rate
Year	Secured Debt 3/	Unsecured Debt
2005	$67,124	$120,000	$187,124	5.7%
2006	50,344	290,000	340,344	5.0%
2007	93,557	—	93,557	7.3%
2008	—	100,000	100,000	7.1%
2009	170,645	50,000	220,645	7.9%
2010	137,266	—	137,266	7.8%
2011	—	—	—	—
2012	22,800	—	22,800	6.1%
2013	274,885	—	274,885	5.9%
2014	—	—	—	—
Thereafter	5,388	200,000	205,388	7.5%

Total maturities	$822,009	$760,000	$1,582,009	6.5%

Weighted average maturity = 4.7 years

1/	Loan relates to the consolidated 20% owned joint venture property (Harborview).
2/	Loan relates to the consolidated 50% owned joint venture property (Vinings).
3/	Excludes annual principal amortization
4/	Included in the $290.0 million of unsecured debt maturities is $180.0 million related to the credit facility which matures in 2006.

Long-Term Debt Detail

Dollars in thousands

Secured Loans

Lender	Rate	Maturity Date	Loan Balance 03/31/05	Undepreciated Book Value of Assets Secured
Monumental Life Ins. Co.	7.8%	Nov-09	$162,712	$236,939
Northwestern Mutual	6.0%	Mar-13	141,353	186,524
Northwestern Mutual	7.8%	Nov-10	137,266	277,521
Massachusetts Mutual Life Ins. Co. 1/	5.7%	Dec-13	126,997	185,922
Northwestern Mutual	8.2%	Feb-07	64,761	139,833
GECC 2/	3.7%	Jan-06	46,985	82,355
Principal Life Ins. Co. 3/	8.6%	Apr-05	40,891	103,399
Principal Life Ins. Co.	8.2%	Aug-05	26,233	70,655
Metropolitan Life Ins. Co. 4/	6.1%	Oct-12	22,800	38,834
PNC/Am South/Southtrust 5/	3.7%	Oct-07	16,686	17,712
PFL Life Ins. Co. 6/	8.1%	Jun-07	5,623	22,543
Massachusetts Mutual Life Ins. Co. 1/	6.5%	Dec-13	5,500	—
Ohio National	8.0%	Nov-17	5,388	10,956
Lutheran Brotherhood	6.8%	Apr-09	3,997	7,640
PFL Life Ins. Co. 5/6/	5.4%	Jun-07	3,678	—
Assoc Retirement Trust Fund	8.0%	Jan-07	2,375	6,790
USG Annuity	7.7%	Feb-06	2,166	3,797
Security Life of Denver	8.9%	Aug-09	2,048	9,496
Southland Life Ins. Co.	8.8%	Aug-09	1,887	6,993
American United Life	9.0%	Jun-13	1,035	3,640
CUNA Mutual	8.0%	Sep-06	614	3,184
Members Life Ins. Co	8.0%	Sep-06	579	3,266
Central Carolina Bank 2/	2.8%	Jan-08	436	1,876

	6.9%		$822,010	$1,419,875

Unsecured Bonds
Bonds	7.0%	Dec-06	$110,000
Bonds	7.1%	Feb-08	100,000
Bonds	8.1%	Jan-09	50,000
Bonds	7.5%	Apr-18	200,000

	7.3%		$460,000

Unsecured Loans
Term Loan 2/	3.9%	Sep-05	$20,000
Term Loan 7/	4.3%	Nov-05	100,000
Line of Credit 2/	3.9%	Jul-06	180,000

	4.0%		$300,000

Total Debt	6.5%		$1,582,010

1/	These two loans are secured by the same assets.
2/	Floating rate loans based on one month libor.
3/	Paid off on 4/1/05
4/	Loan relates to the consolidated 20% owned joint venture property (Harborview).
5/	Floating rate loan based on ninety day libor.
6/	These two loans are secured by the same assets.
7/	Floating rate loan based on two month libor.

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

	03/31/05	12/31/04	09/30/04	06/30/04	03/31/04
Office Industrial & Retail
In-Service:
Office 2/	24,254,000	24,628,000	25,151,000	25,272,000	26,608,000
Industrial	6,991,000	7,829,000	7,992,000	7,992,000	8,092,000
Retail 3/	1,409,000	1,409,000	1,410,000	1,411,000	1,411,000

Total	32,654,000	33,866,000	34,553,000	34,675,000	36,111,000

Development Completed - Not Stabilized:
Office 2/	—	—	—	—	140,000
Industrial	353,000	350,000	350,000	—	—
Retail	—	—	—	—	—

Total	353,000	350,000	350,000	—	140,000

Development - In Process:
Office 2/	358,000	358,000	333,000	222,000	112,000
Industrial	—	—	—	350,000	350,000
Retail	9,600	9,600	—	—	—

Total	367,600	367,600	333,000	572,000	462,000

Total:
Office 2/	24,612,000	24,986,000	25,484,000	25,494,000	26,860,000
Industrial	7,344,000	8,179,000	8,342,000	8,342,000	8,442,000
Retail 3/	1,418,600	1,418,600	1,410,000	1,411,000	1,411,000

Total	33,374,600	34,583,600	35,236,000	35,247,000	36,713,000

Same Property
Office 2/	24,022,000	24,022,000	24,022,000	24,022,000	24,022,000
Industrial	6,991,000	6,991,000	6,991,000	6,991,000	6,991,000
Retail	1,409,000	1,409,000	1,409,000	1,409,000	1,409,000

Total	32,422,000	32,422,000	32,422,000	32,422,000	32,422,000

Percent Leased/Pre-Leased:

In-Service:
Office	82.3%	82.7%	80.9%	79.2%	79.2%
Industrial	86.8%	90.2%	88.4%	88.0%	86.5%
Retail	95.5%	97.3%	94.5%	93.4%	94.0%

Total	83.8%	85.0%	83.2%	81.8%	81.4%

Development Completed - Not Stabilized:
Office	—	—	—	—	36.0%
Industrial	100.0%	100.0%	100.0%	—	—
Retail	—	—	—	—	—

Total	100.0%	100.0%	100.0%	—	36.0%

Development - In Process:
Office	100.0%	100.0%	100.0%	100.0%	100.0%
Industrial	—	—	—	100.0%	100.0%
Retail	66.0%	44.0%	—	—	—

Total	99.1%	98.5%	100.0%	100.0%	100.0%

Same Property
Office	82.5%	82.8%	80.8%	79.9%	80.0%
Industrial	86.8%	89.0%	87.4%	86.9%	85.4%
Retail	95.5%	97.3%	94.6%	93.5%	94.2%

Total	84.0%	84.8%	82.9%	82.0%	81.8%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Substantially all of our Office properties are located in suburban markets
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties.

Portfolio Summary

(Continued)

As of March 31, 2005

Summary by Location, Wholly-Owned Properties Only 1/:

Market	Rentable Square Feet		Occupancy	Percentage of Annualized Revenue 2/
				Office	Industrial	Retail	Total
Raleigh 3/	4,432,000		83.3%	15.3%	0.2%	—	15.5%
Atlanta	6,826,000		83.0%	11.6%	3.4%	—	15.0%
Tampa	4,077,000		70.5%	13.7%	—	—	13.7%
Kansas City	2,308,000	4/	91.6%	4.1%	—	8.7%	12.8%
Nashville	2,870,000		92.8%	12.1%	—	—	12.1%
Piedmont Triad 5/	5,722,000		90.4%	6.3%	3.5%	—	9.8%
Richmond	1,836,000		95.1%	7.3%	—	—	7.3%
Memphis	1,216,000		80.6%	4.3%	—	—	4.3%
Charlotte	1,492,000		67.7%	3.7%	—	—	3.7%
Greenville	1,127,000		81.1%	3.3%	0.1%	—	3.4%
Columbia	426,000		59.9%	1.0%	—	—	1.0%
Orlando	222,000		97.8%	1.0%	—	—	1.0%
Other	100,000		61.3%	0.4%	—	—	0.4%

Total	32,654,000		83.8%	84.1%	7.2%	8.7%	100.0%

Summary by Location, Including Joint Venture Properties:

Market	Rentable Square Feet	Occupancy	Percentage of Annualized Revenue 2/6/
			Office	Industrial	Retail	Multi-Family	Total
Atlanta	7,661,000	84.1%	12.0%	3.0%	—	—	15.0%
Raleigh	4,887,000	84.8%	14.2%	0.1%	—	—	14.3%
Kansas City	2,736,000	90.8%	4.6%	—	7.8%	—	12.4%
Tampa	4,282,000	71.9%	12.3%	—	—	—	12.3%
Nashville	2,870,000	92.8%	10.8%	—	—	—	10.8%
Piedmont Triad	6,086,000	91.0%	6.0%	3.1%	—	—	9.1%
Richmond	2,249,000	96.0%	7.0%	—	—	—	7.0%
Des Moines	2,245,000	95.3%	3.1%	0.4%	0.1%	0.4%	4.0%
Memphis	1,216,000	80.6%	3.8%	—	—	—	3.8%
Orlando	1,906,000	90.8%	3.7%	—	—	—	3.7%
Charlotte	1,640,000	70.7%	3.3%	—	—	—	3.3%
Greenville	1,127,000	81.1%	2.9%	0.1%	—	—	3.0%
Columbia	426,000	59.9%	0.9%	—	—	—	0.9%
Other	210,000	81.6%	0.4%	—	—	—	0.4%

Total	39,541,000	85.6%	85.0%	6.7%	7.9%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes basement space in the Country Club Plaza property of 430,000 square feet
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.

Portfolio Summary - Wholly-Owned Properties Only 1/

(Continued)

As of March 31, 2005

	Office Properties			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Revenue 2/
Raleigh	4,331,000	83.6%	18.4%	101,000	71.2%	2.3%
Tampa	4,077,000	70.5%	16.3%	—	—	—
Nashville	2,870,000	92.8%	14.4%	—	—	—
Atlanta	3,575,000	81.8%	13.8%	3,251,000	84.3%	47.2%
Richmond	1,836,000	95.1%	8.6%	—	—	—
Piedmont Triad	2,190,000	89.1%	7.5%	3,532,000	91.2%	49.2%
Memphis	1,216,000	80.6%	5.1%	—	—	—
Kansas City	895,000	85.4%	4.8%	4,000	100.0%	0.1%
Charlotte	1,492,000	67.7%	4.4%	—	—	—
Greenville	1,024,000	86.3%	3.9%	103,000	28.9%	1.2%
Columbia	426,000	59.9%	1.2%	—	—	—
Orlando	222,000	97.8%	1.2%	—	—	—
Other	100,000	61.3%	0.4%	—	—	—

	24,254,000	82.3%	100.0%	6,991,000	86.8%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Revenue 2/
Kansas City 3/	1,409,000	95.5%	100.0%

	1,409,000	95.5%	100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	Excludes basement space in the Country Club Plaza property of 430,000 square feet

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	03/31/05		12/31/04		09/30/04		06/30/04		03/31/04
Atlanta	Rentable Square Feet Occupancy Current Properties 2/	6,826,000 83.0 83.0	% %	6,825,000 83.7 83.7	% %	6,825,000 81.3 81.3	% %	6,821,000 80.7 80.7	% %	6,919,000 78.8 78.9	% %

Charlotte	Rentable Square Feet Occupancy Current Properties 2/	1,492,000 67.7 67.7	% %	1,492,000 72.9 72.9	% %	1,655,000 74.6 75.1	% %	1,655,000 73.9 74.1	% %	1,655,000 80.5 81.6	% %

Columbia	Rentable Square Feet Occupancy Current Properties 2/	426,000 59.9 59.9	% %	426,000 60.4 60.4	% %	426,000 57.5 57.5	% %	426,000 57.9 57.9	% %	426,000 58.6 58.6	% %

Greenville	Rentable Square Feet Occupancy Current Properties 2/	1,127,000 81.1 81.1	% %	1,127,000 80.5 80.5	% %	1,319,000 79.4 78.4	% %	1,319,000 78.8 77.4	% %	1,319,000 78.8 77.4	% %

Kansas City 3/	Rentable Square Feet Occupancy Current Properties 2/	2,308,000 91.6 91.6	% %	2,308,000 94.1 94.1	% %	2,308,000 92.4 92.4	% %	2,310,000 91.4 91.4	% %	2,309,000 91.2 91.2	% %

Memphis	Rentable Square Feet Occupancy Current Properties 2/	1,216,000 80.6 80.6	% %	1,216,000 83.2 83.2	% %	1,216,000 82.1 82.1	% %	1,216,000 82.0 82.0	% %	1,216,000 81.3 81.3	% %

Nashville	Rentable Square Feet Occupancy Current Properties 2/	2,870,000 92.8 92.8	% %	2,870,000 93.3 93.3	% %	2,870,000 93.4 93.4	% %	2,870,000 91.7 91.7	% %	2,870,000 89.8 89.8	% %

Orlando	Rentable Square Feet Occupancy Current Properties 2/	222,000 97.7 97.7	% %	222,000 93.2 93.2	% %	387,000 94.4 93.2	% %	387,000 52.9 88.5	% %	1,656,000 75.8 91.5	% %

Piedmont Triad	Rentable Square Feet Occupancy Current Properties 2/	5,722,000 90.4 90.4	% %	6,652,000 92.5 91.3	% %	6,652,000 91.9 90.6	% %	6,652,000 91.1 89.7	% %	6,685,000 90.5 89.5	% %

Raleigh	Rentable Square Feet Occupancy Current Properties 2/	4,432,000 83.3 83.3	% %	4,597,000 83.8 83.3	% %	4,739,000 81.1 80.2	% %	4,808,000 79.4 78.7	% %	4,664,000 80.9 78.9	% %

Richmond	Rentable Square Feet Occupancy Current Properties 2/	1,836,000 95.1 95.1	% %	1,835,000 94.1 94.0	% %	1,835,000 92.0 92.0	% %	1,835,000 89.7 89.6	% %	1,851,000 90.9 90.9	% %

Tampa	Rentable Square Feet Occupancy Current Properties 2/	4,077,000 70.5 70.5	% %	4,196,000 71.0 71.1	% %	4,221,000 66.1 66.1	% %	4,277,000 65.9 66.8	% %	4,443,000 63.7 66.1	% %

Total 4/	Rentable Square Feet Occupancy	32,554,000 83.8%		33,766,000 85.0%		34,453,000 83.2%		34,576,000 81.8%		36,013,000 81.4%

	Current Properties 2/	83.8%		84.6%		82.7%		81.8%		81.6%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Only properties that were owned and in-service on March 31, 2005 are included for each quarter shown.
3/	Excludes basement space in the Country Club Plaza property of 430,000 square feet.
4/	Excludes 100,000 square foot building located in South Florida

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	3/31/05 2/	12/31/04 3/	9/30/04 4/	6/30/04 5/	3/31/04 6/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	188	206	219	230	209	210
Rentable square footage leased	1,235,718	1,101,291	1,368,577	1,375,372	1,191,746	1,254,541
Square footage of Renewal Deals	677,799	726,959	703,003	1,011,662	673,551	758,595
Renewed square footage (% of total)	54.9%	66.0%	51.4%	73.6%	56.5%	60.5%
New Leases square footage (% of total)	45.1%	34.0%	48.6%	26.4%	43.5%	39.5%

Average per rentable square foot over the lease term:
Base rent	$16.20	$17.40	$16.68	$17.64	$17.43	$17.07
Tenant improvements	(0.94)	(1.51)	(1.27)	(1.09)	(1.57)	(1.28)
Leasing commissions 7/	(0.66)	(0.62)	(0.64)	(0.52)	(0.58)	(0.60)
Rent concessions	(0.41)	(0.31)	(0.37)	(0.27)	(0.63)	(0.40)

Effective rent	14.19	14.96	14.40	15.76	14.65	14.79
Expense stop	(4.46)	(5.61)	(5.32)	(5.25)	(5.70)	(5.27)

Equivalent effective net rent	$9.73	$9.35	$9.08	$10.51	$8.95	$9.52

Average term in years	5.7	5.0	3.7	4.3	4.8	4.7
Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$5,644,830	$9,208,835	$9,455,102	$8,908,277	$10,063,665	$8,656,142
Rentable square feet	1,235,718	1,101,291	1,368,577	1,375,372	1,191,746	1,254,541

Per rentable square foot	$4.57	$8.36	$6.91	$6.48	$8.44	$6.90

Leasing Commissions:
Total dollars committed under signed leases 7/	$4,109,601	$2,806,566	$2,969,620	$2,878,161	$2,747,400	$3,102,269
Rentable square feet	1,235,718	1,101,291	1,368,577	1,375,372	1,191,746	1,254,541

Per rentable square foot	$3.33	$2.55	$2.17	$2.09	$2.31	$2.47

Total:
Total dollars committed under signed leases	$9,754,430	$12,015,400	$12,424,721	$11,786,438	$12,811,064	$11,758,411
Rentable square feet	1,235,718	1,101,291	1,368,577	1,375,372	1,191,746	1,254,541

Per rentable square foot	$7.89	$10.91	$9.08	$8.57	$10.75	$9.37

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 89K square feet of leases that start in 2007 or later
3/	Includes 111K square feet of leases that start in 2007 or later
4/	Includes 128K square feet of leases that start in 2006 or later
5/	Includes 100K square feet of leases that start in 2006 or later
6/	Includes 72K square feet of leases that start in 2006 or later
7/	Excludes a full allocation of internal marketing cost

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	3/31/05 1/	12/31/04	9/30/04 2/	06/30/04	03/31/04	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	15	36	34	7	32	25
Rentable square footage leased	599,048	1,216,644	285,706	820,933	630,829	710,632
Square footage of Renewal Deals	579,069	875,445	246,797	642,011	448,003	558,265
Renewed square footage (% of total)	96.7%	72.0%	86.4%	78.2%	71.0%	78.6%
New Leases square footage (% of total)	3.3%	28.0%	13.6%	21.8%	29.0%	21.4%

Average per rentable square foot over the lease term:
Base rent	$3.39	$3.49	$4.73	$4.11	$3.67	$3.88
Tenant improvements	(0.16)	(0.13)	(0.33)	(0.31)	(0.17)	(0.22)
Leasing commissions 3/	(0.06)	(0.06)	(0.07)	(0.08)	(0.14)	(0.08)
Rent concessions	(0.01)	(0.03)	(0.05)	(0.17)	(0.05)	(0.06)

Effective rent	3.16	3.27	4.28	3.55	3.31	3.52
Expense stop	(0.08)	(0.09)	(0.54)	(0.36)	(0.18)	(0.25)

Equivalent effective net rent	$3.08	$3.18	$3.74	$3.19	$3.13	$3.27

Average term in years	1.3	2.0	2.6	3.2	2.6	2.3
Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$361,044	$756,077	$307,534	$1,805,334	$640,867	$774,171
Rentable square feet	599,048	1,216,644	285,706	820,933	630,829	710,632

Per rentable square foot	$0.60	$0.62	$1.08	$2.20	$1.02	$1.09

Leasing Commissions:
Total dollars committed under signed leases 3/	$63,473	$226,000	$64,714	$207,676	$280,486	$168,470
Rentable square feet	599,048	1,216,644	285,706	820,933	630,829	710,632

Per rentable square foot	$0.11	$0.19	$0.23	$0.25	$0.44	$0.24

Total:
Total dollars committed under signed leases	$424,517	$982,077	$372,247	$2,013,010	$921,354	$942,641
Rentable square feet	599,048	1,216,644	285,706	820,933	630,829	710,632

Per rentable square foot	$0.71	$0.81	$1.30	$2.45	$1.46	$1.33

1/	Includes 2K square feet of leases that start in 2006 or later
2/	Includes 74K square feet of leases that start in 2006 or later
3/	Excludes a full allocation of internal marketing cost

Leasing Statistics

Retail Portfolio

	Three Months Ended
	03/31/05	12/31/04	9/30/04	6/30/04 1/	3/31/04 2/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	4	23	18	13	10	14
Rentable square footage leased	10,993	106,629	34,300	38,548	37,303	45,555
Square footage of Renewal Deals	1,750	78,579	15,530	17,482	27,219	28,112
Renewed square footage (% of total)	15.9%	73.7%	45.3%	45.4%	73.0%	61.7%
New Leases square footage (% of total)	84.1%	26.3%	54.7%	54.6%	27.0%	38.3%

Average per rentable square foot over the lease term:
Base rent	$26.09	$17.03	$26.45	$22.98	$30.87	$24.68
Tenant improvements	(2.65)	(1.73)	(1.84)	(2.04)	(1.58)	(1.97)
Leasing commissions 3/	(0.88)	(0.26)	(0.56)	(0.32)	(0.31)	(0.47)
Rent concessions	0.00	0.00	(0.04)	0.00	(0.06)	(0.02)

Effective rent	22.56	15.04	24.01	20.62	28.92	22.22
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$22.56	$15.04	$24.01	$20.62	$28.92	$22.22

Average term in years	9.3	8.3	5.7	8.0	6.1	7.5
Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$308,098	$2,137,327	$403,309	$800,125	$866,975	$903,167
Rentable square feet	10,993	106,629	34,300	38,548	37,303	45,555

Per rentable square foot	$28.03	$20.04	$11.76	$20.76	$23.24	$19.83

Leasing Commissions:
Total dollars committed under signed leases 3/	$3,778	$220,528	$86,458	$34,423	$28,206	$74,679
Rentable square feet	10,993	106,629	34,300	38,548	37,303	45,555

Per rentable square foot	$0.34	$2.07	$2.52	$0.89	$0.76	$1.64

Total:
Total dollars committed under signed leases	$311,876	$2,357,855	$489,767	$834,548	$895,181	$977,845
Rentable square feet	10,993	106,629	34,300	38,548	37,303	45,555

Per rentable square foot	$28.37	$22.11	$14.28	$21.65	$24.00	$21.47

1/	Includes 6K square feet of leases that start in 2006 or later
2/	Includes 16K square feet of leases that start in 2006 or later
3/	Excludes a full allocation of internal marketing cost

Leasing Statistics by Market

For the Three Months ended March 31, 2005

Office Portfolio 1/
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Tampa	297,894	8.7	$14.43	$5.23	$6.61
Richmond	161,114	3.2	18.71	5.68	1.72
Raleigh	158,676	3.0	17.41	2.29	0.83
Nashville	148,947	3.0	19.31	4.73	1.34
Piedmont Triad	132,410	11.1	8.55	1.82	2.54
Atlanta	110,227	4.7	14.88	3.31	2.19
Greenville	98,722	5.3	16.23	5.18	4.56
Memphis	56,632	5.2	20.98	12.53	3.04
Charlotte	44,455	2.2	10.80	2.38	0.40
Kansas City	20,046	2.6	20.71	2.88	2.79
Columbia	6,595	5.8	15.99	17.20	5.93

	1,235,718	5.7	$15.79	$4.57	$3.33

Industrial Portfolio
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Piedmont Triad	515,278	0.9	$3.16	$0.15	$0.03
Atlanta	83,770	3.8	4.70	3.40	0.45

	599,048	1.3	$3.38	$0.60	$0.11

Retail Portfolio
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF
Kansas City	10,993	9.3	$26.09	$28.03	$0.34

	10,993	9.3	$26.09	$28.03	$0.34

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Total lease commisions per square foot excludes all internal charges from Leasing Departments, which are not allocated to individual leases.

Rental Rate Comparisons by Market

For the Three Months ended March 31, 2005

Office Portfolio 1/
Market	Rentable Square Feet Leased	Current GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Tampa	297,894	$14.43	$16.93	-14.8%
Richmond	161,114	18.71	18.08	3.5%
Raleigh	158,676	17.41	19.05	-8.6%
Nashville	148,947	19.31	19.63	-1.6%
Piedmont Triad	132,410	8.55	8.49	0.7%
Atlanta	110,227	14.88	16.46	-9.6%
Greenville	98,722	16.23	14.02	15.8%
Memphis	56,632	20.98	20.08	4.5%
Charlotte	44,455	10.80	13.00	-16.9%
Kansas City	20,046	20.71	20.51	1.0%
Columbia	6,595	15.99	18.05	-11.4%

	1,235,718	$15.79	$16.55	-4.6%

Cash Rent Growth	1,235,718	$16.54	$18.13	-8.8%

Industrial Portfolio
Market	Rentable Square Feet Leased	Current GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Piedmont Triad	515,278	$3.16	$3.23	-2.1%
Atlanta	83,770	4.70	5.42	-13.4%

	599,048	$3.38	$3.53	-4.2%

Cash Rent Growth	599,048	$3.27	$3.45	-5.2%

Retail Portfolio
Market	Rentable Square Feet Leased	Current GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Kansas City	10,993	$26.09	$16.83	55.0%

	10,993	$26.09	$16.83	55.0%

Cash Rent Growth	10,993	$24.05	$16.98	41.6%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

Lease Expirations

March 31, 2005

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/

Office: 2/
2005 3/	2,596,243	13.0%	$45,916	$17.69	13.1%
2006	3,111,763	15.6%	57,788	18.57	16.4%
2007	1,998,876	10.0%	34,981	17.50	10.0%
2008	3,144,803	15.7%	51,052	16.23	14.6%
2009	2,770,415	13.9%	49,857	18.00	14.3%
2010	2,118,090	10.6%	37,441	17.68	10.7%
2011	1,443,419	7.2%	27,567	19.10	7.9%
2012	829,918	4.2%	15,304	18.44	4.4%
2013	469,632	2.4%	7,967	16.96	2.3%
2014	419,428	2.1%	8,291	19.77	2.4%
2015 and thereafter	1,049,119	5.3%	13,661	13.02	3.9%

	19,951,706	100.0%	$349,825	$17.53	100.0%

Industrial:
2005 4/	1,536,242	24.5%	$6,610	$4.30	22.2%
2006	1,047,623	16.6%	5,248	5.01	17.6%
2007	1,090,412	17.3%	6,185	5.67	20.8%
2008	688,790	10.9%	3,132	4.55	10.5%
2009	644,325	10.2%	3,756	5.83	12.6%
2010	198,232	3.2%	826	4.17	2.8%
2011	150,822	2.4%	713	4.73	2.4%
2012	194,828	3.1%	455	2.34	1.5%
2013	102,384	1.6%	621	6.07	2.1%
2014	206,731	3.3%	799	3.86	2.7%
2015 and thereafter	432,567	6.9%	1,420	3.28	4.8%

	6,292,956	100.0%	$29,765	$4.73	100.0%

1/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
3/	Includes 104,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
4/	Includes 212,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue

Note: 2005 and beyond expirations that have been renewed are reflected above based on the renewal’s expiration date.

Lease Expirations

March 31, 2005

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Retail:
2005 2/	32,264	2.4%	$992	$30.75	2.7%
2006	99,549	7.4%	2,438	24.49	6.7%
2007	79,810	5.9%	2,180	27.31	6.0%
2008	129,441	9.6%	3,612	27.90	9.9%
2009	191,405	14.2%	4,797	25.06	13.2%
2010	91,550	6.8%	3,116	34.04	8.6%
2011	58,071	4.3%	1,902	32.75	5.2%
2012	140,426	10.4%	4,033	28.72	11.1%
2013	108,866	8.1%	2,775	25.49	7.6%
2014	83,349	6.2%	1,626	19.51	4.5%
2015 and thereafter	331,450	24.7%	8,890	26.82	24.5%

	1,346,181	100.0%	$36,361	$27.01	100.0%

Total:
2005 3/4/	4,164,749	15.0%	53,518	12.85	12.9%
2006	4,258,935	15.4%	65,474	15.37	15.7%
2007	3,169,098	11.5%	43,346	13.68	10.4%
2008	3,963,034	14.4%	57,796	14.58	13.9%
2009	3,606,145	13.1%	58,410	16.20	14.0%
2010	2,407,872	8.7%	41,383	17.19	9.9%
2011	1,652,312	6.0%	30,182	18.27	7.3%
2012	1,165,172	4.2%	19,792	16.99	4.8%
2013	680,882	2.5%	11,363	16.69	2.7%
2014	709,508	2.6%	10,716	15.10	2.6%
2015 and thereafter	1,813,136	6.6%	23,971	13.22	5.8%

	27,590,843	100.0%	$415,951	$15.08	100.0%

1/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Includes 10,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue
3/	Includes 326,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue
4/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

Note: 2005 and beyond expirations that have been renewed are reflected above based on the renewal’s expiration date.

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

Three Months Ended
		6/30/05 2/		09/30/05		12/31/05		03/31/06		Total
Atlanta	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$118,460 0.6 1,309 0.4	% %	$349,949 1.8 5,947 1.7	% %	$30,914 0.2 469 0.1	% %	$134,599 0.7 1,738 0.5	% %	$633,922 3.2 9,463 2.7	% %

Charlotte	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$55,910 0.3 993 0.3	% %	$73,469 0.4 946 0.3	% %	$22,267 0.1 377 0.1	% %	$36,827 0.2 555 0.2	% %	$188,473 0.9 2,871 0.8	% %

Columbia	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$0 0.0 — 0.0	% %	$27,437 0.1 506 0.1	% %	$3,352 0.0 60 0.0	% %	$0 0.0 — 0.0	% %	$30,789 0.2 566 0.2	% %

Greenville	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$227,080 1.1 3,057 0.9	% %	$30,364 0.2 480 0.1	% %	$0 0.0 — 0.0	% %	$30,791 0.2 609 0.2	% %	$288,235 1.4 4,146 1.2	% %

Kansas City	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$39,854 0.2 783 0.2	% %	$20,727 0.1 395 0.1	% %	$29,133 0.1 532 0.2	% %	$60,422 0.3 1,307 0.4	% %	$150,136 0.8 3,017 0.9	% %

Memphis	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$53,891 0.3 980 0.3	% %	$46,875 0.2 853 0.2	% %	$9,867 0.0 177 0.1	% %	$49,630 0.2 943 0.3	% %	$160,263 0.8 2,953 0.8	% %

Nashville	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$116,667 0.6 2,410 0.7	% %	$55,687 0.3 1,143 0.3	% %	$115,545 0.6 2,367 0.7	% %	$143,359 0.7 2,870 0.8	% %	$431,258 2.2 8,790 2.5	% %

Orlando	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$9,154 0.0 161 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$9,154 0.0 161 0.0	% %

Piedmont Triad	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$87,464 0.4 1,562 0.4	% %	$109,135 0.5 1,649 0.5	% %	$41,764 0.2 709 0.2	% %	$93,611 0.5 1,632 0.5	% %	$331,974 1.7 5,552 1.6	% %

Raleigh	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$96,912 0.4 1,687 0.5	% %	$119,557 0.6 2,461 0.7	% %	$101,829 0.5 2,229 0.6	% %	$299,390 1.5 6,020 1.7	% %	$617,688 3.0 12,397 3.5	% %

Richmond	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$65,836 0.3 1,235 0.4	% %	$179,310 0.9 3,510 1.0	% %	$85,631 0.4 1,281 0.4	% %	$44,771 0.2 853 0.2	% %	$375,548 1.9 6,879 2.0	% %

Tampa	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$126,549 0.6 2,510 0.7	% %	$87,809 0.4 1,826 0.5	% %	$56,750 0.3 1,309 0.4	% %	$63,342 0.3 1,094 0.3	% %	$334,450 1.7 6,739 1.9	% %

Other	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$1,095 0.0 5 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$1,095 0.0 5 0.0	% %

Total	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$998,872 5.0 16,692 4.8	% %	$1,100,319 5.5 19,716 5.6	% %	$497,052 2.5 9,510 2.7	% %	$956,742 4.8 17,621 5.0	% %	$3,552,985 17.8 63,539 18.2	% %

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 104,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
3/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

Three Months Ended
		6/30/05 1/		09/30/05		12/31/05		03/31/06		Total
Atlanta	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$136,694 2.2 472 1.6	% %	$170,528 2.7 837 2.8	% %	$271,953 4.3 1,595 5.4	% %	$111,622 1.8 646 2.2	% %	$690,797 11.0 3,550 12.0	% %

Charlotte	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %

Greenville	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$16,081 0.3 206 0.7	% %	$16,081 0.3 206 0.7	% %

Kansas City	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$2,018 0.0 17 0.1	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$2,018 0.0 17 0.1	% %

Piedmont Triad	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$413,227 6.6 1,546 5.2	% %	$476,995 7.6 1,636 5.5	% %	$26,966 0.4 184 0.6	% %	$134,017 2.1 660 2.2	% %	$1,051,205 16.7 4,026 13.5	% %

Raleigh	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$5,950 0.1 49 0.2	% %	$31,911 0.5 277 0.9	% %	$0 0.0 — 0.0	% %	$11,887 0.2 118 0.4	% %	$49,748 0.8 444 1.5	% %

Total	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$557,889 8.9 2,084 7.1	% %	$679,434 10.8 2,750 9.2	% %	$298,919 4.8 1,779 6.0	% %	$273,607 4.3 1,630 5.5	% %	$1,809,849 28.8 8,243 27.7	% %

1/	Includes 212,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue
2/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Office Lease Expirations by Market by Year 1/

Dollars in thousands

		2005 2/		2006		2007		2008		Thereafter
Atlanta	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$499,323 2.5 7,725 2.2	% %	$321,046 1.6 4,730 1.4	% %	$229,735 1.2 3,260 0.9	% %	$549,608 2.8 8,527 2.4	% %	$1,325,968 6.6 23,964 6.9	% %

Charlotte	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$151,646 0.8 2,316 0.7	% %	$169,027 0.8 2,646 0.8	% %	$121,495 0.6 1,855 0.5	% %	$118,735 0.6 1,835 0.5	% %	$449,619 2.3 6,568 1.9	% %

Columbia	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$30,789 0.2 565 0.2	% %	$59,586 0.3 1,110 0.3	% %	$58,951 0.3 1,046 0.3	% %	$63,170 0.3 1,089 0.3	% %	$42,482 0.2 522 0.1	% %

Greenville	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$257,444 1.3 3,538 1.0	% %	$148,824 0.7 2,839 0.8	% %	$16,115 0.1 298 0.1	% %	$96,497 0.5 1,760 0.5	% %	$364,907 1.8 5,180 1.5	% %

Kansas City	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$89,714 0.4 1,711 0.5	% %	$154,371 0.8 3,355 1.0	% %	$91,920 0.5 1,776 0.5	% %	$65,281 0.3 1,334 0.4	% %	$362,798 1.8 8,749 2.5	% %

Memphis	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$110,633 0.6 2,010 0.6	% %	$97,750 0.5 1,839 0.5	% %	$105,564 0.5 2,026 0.6	% %	$179,866 0.9 3,663 1.0	% %	$486,004 2.4 8,458 2.4	% %

Nashville	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$287,899 1.4 5,920 1.7	% %	$471,315 2.4 9,557 2.7	% %	$235,334 1.2 4,595 1.3	% %	$188,552 0.9 3,748 1.1	% %	$1,480,494 7.4 26,662 7.6	% %

Orlando	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$9,154 0.0 161 0.0	% %	$6,465 0.0 170 0.0	% %	$20,571 0.1 370 0.1	% %	$9,240 0.0 186 0.1	% %	$171,379 0.9 3,312 0.9	% %

Piedmont Triad	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$238,363 1.2 3,920 1.1	% %	$195,662 1.0 3,392 1.0	% %	$199,480 1.0 3,048 0.9	% %	$622,522 3.1 7,182 2.1	% %	$694,432 3.5 8,530 2.4	% %

Raleigh	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$318,298 1.6 6,375 1.8	% %	$880,578 4.4 15,507 4.4	% %	$378,100 1.9 6,927 2.0	% %	$558,417 2.8 9,370 2.7	% %	$1,485,776 7.4 25,888 7.4	% %

Richmond	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$330,777 1.7 6,026 1.7	% %	$250,744 1.3 5,037 1.4	% %	$302,754 1.5 4,944 1.4	% %	$212,855 1.1 4,007 1.1	% %	$648,423 3.2 10,220 2.9	% %

Tampa	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$271,108 1.4 5,643 1.6	% %	$350,229 1.8 7,448 2.1	% %	$226,150 1.1 4,515 1.3	% %	$460,611 2.3 7,832 2.2	% %	$1,565,969 7.8 31,554 9.0	% %

Other	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$1,095 0.0 5 0.0	% %	$6,166 0.0 157 0.0	% %	$12,707 0.1 322 0.1	% %	$19,449 0.1 519 0.1	% %	$21,770 0.1 479 0.1	% %

Total	RSF % of Total Office RSF Annualized Revenue 3/ % of Total Office Annl Rev	$2,596,243 13.0 45,915 13.1	% %	$3,111,763 15.6 57,787 16.5	% %	$1,998,876 10.0 34,982 10.0	% %	$3,144,803 15.8 51,052 14.6	% %	$9,100,021 45.6 160,086 45.8	% %

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 104,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
3/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Industrial Lease Expirations by Market by Year

Dollars in thousands

		2005 1/		2006		2007		2008		Thereafter
Atlanta	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$579,175 9.2 2,903 9.8	% %	$345,292 5.5 2,077 7.0	% %	$665,857 10.6 3,488 11.7	% %	$272,037 4.3 1,259 4.2	% %	$1,102,191 17.5 4,331 14.6	% %

Charlotte	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %

Greenville	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$0 0.0 — 0.0	% %	$16,081 0.3 206 0.7	% %	$0 0.0 — 0.0	% %	$5,350 0.1 58 0.2	% %	$8,470 0.1 91 0.3	% %

Kansas City	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$2,018 0.0 17 0.1	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$0 0.0 — 0.0	% %	$1,756 0.0 19 0.1	% %

Piedmont Triad	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$917,188 14.6 3,365 11.3	% %	$674,363 10.7 2,846 9.6	% %	$424,555 6.7 2,697 9.1	% %	$396,215 6.3 1,654 5.6	% %	$810,333 12.9 4,085 13.7	% %

Raleigh	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$37,861 0.6 325 1.1	% %	$11,887 0.2 118 0.4	% %	$0 0.0 — 0.0	% %	$15,188 0.2 162 0.5	% %	$7,139 0.1 66 0.2	% %

Total	RSF % of Total Industrial RSF Annualized Revenue 2/ % of Total Industrial Annl Rev	$1,536,242 24.4 6,610 22.2	% %	$1,047,623 16.6 5,247 17.6	% %	$1,090,412 17.3 6,185 20.8	% %	$688,790 10.9 3,133 10.5	% %	$1,929,889 30.7 8,592 28.9	% %

1/	Includes 212,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue
2/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Customer Diversification 1/

March 31, 2005

Dollars in thousands

Top 20 Customers
Customer	RSF	Annualized Revenue 2/	Percent of Annualized Revenue 2/	Average Remaining Lease Term in Years
Federal Government	863,609	$17,042	4.10%	6.5
AT&T 3/	537,529	10,065	2.42%	3.9
Price Waterhouse Coopers	297,795	7,528	1.81%	5.1
State Of Georgia	361,687	7,070	1.70%	4.0
T-Mobile USA	205,394	4,853	1.17%	4.2
IBM	188,763	3,978	0.96%	1.1
Northern Telecom	246,000	3,651	0.88%	2.9
Volvo	270,525	3,572	0.86%	4.4
US Airways	295,046	3,403	0.82%	2.7
Lockton Companies	132,718	3,339	0.80%	9.9
BB&T	229,459	3,260	0.78%	6.9
CHS Professional Services	170,524	3,042	0.73%	1.9
Ford Motor Company	125,989	2,734	0.66%	4.9
IKON	181,361	2,613	0.63%	1.3
MCI	127,268	2,531	0.61%	1.2
Hartford Insurance	116,010	2,508	0.60%	1.6
Aspect Communications	116,692	2,354	0.57%	1.7
Metropolitan Life	118,017	2,250	0.54%	6.2
Jacob’s Engineering	228,345	2,236	0.54%	11.2
Icon Clinical Research	99,163	2,114	0.51%	7.2

	4,911,894	$90,143	21.69%	4.7

By Industry

Category	Percent of Annualized Revenue 2/
Professional, Scientific, and Technical Services	21.3%
Insurance	10.3%
Manufacturing	8.8%
Finance/Banking	8.0%
Telecommunication	7.8%
Retail Trade	7.5%
Government/Public Administration	6.5%
Health Care and Social Assistance	6.2%
Wholesale Trade	5.5%
Transportation and Warehousing	3.4%
Administrative and Support Services	3.2%
Real Estate Rental and Leasing	3.1%
Accommodation and Food Services	2.6%
Other Services (except Public Administration)	2.4%
Information	2.1%
Educational Services	1.3%

100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	AT&T and SBC have received final approval on their plans to merge. SBC currently leases 5K square feet with $110K in associated annualized revenue.

Same Property Performance

Dollars in thousands

	Three months ended March 31,		Percentage Change
	2005	2004
Rental revenues	$107,411	$103,735	3.5%
Straight Line rent/lease incentives	912	2,279	-60.0%
Lease termination fees	2,574	262	882.4%
Operating expenses	(38,683)	(37,764)	-2.4%

Net operating income	$72,214	$68,512	5.4%

Average Occupancy	83.8%	81.4%	2.9%

Rentable Square Feet	32,422,000	32,422,000

Market	2004 to 2005 1st Quarter NOI Change
Atlanta	4.9%
Charlotte	-21.4%
Columbia	-16.4%
Greenville	9.8%
Kansas City	4.7%
Memphis	-5.4%
Nashville	9.4%
Orlando	2.0%
Piedmont Triad	17.0%
Raleigh	5.2%
Richmond	4.0%
Tampa 1/	8.6%

5.4%

Acquisition Activity

Dollars in thousands

Name	Market	Type 1/	Date Acquired	Square Footage	Total Cost
First quarter 2005:
None

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Gross Sales Price
First quarter 2005:
Northside	Tampa	O	02/24/05	85,700	$9,000

531 Northridge Warehouse	Piedmont Triad	I	02/28/05	598,100
531 Northridge Office	Piedmont Triad	O	02/28/05	91,800

				689,900	18,656

3928 Westpoint Boulevard	Piedmont Triad	I	02/28/05	240,000	6,225
4300 Six Forks Road	Raleigh	O	03/31/05	163,300	27,318

				1,178,900	$61,199

Depreciable Assets Contributed to Joint Ventures
	Market	Type 1/	Date Contributed	Square Footage	Gross Sales Price
First quarter 2005:
None

Development Activity

Dollars in thousands

Property In - Process	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 03/31/05	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Office:
Center for Disease Control	Atlanta	O	109,000	$21,375	$7,426	100%	4Q05	4Q05
Saxon	Richmond	O	112,000	14,829	10,816	100%	3Q05	3Q05
FBI 2/	Tampa	O	137,000	31,090	17,886	100%	4Q05	4Q05

Total or Weighted Average			358,000	$67,294	$36,128	100%

Retail 3/:
Griffith Road/Boutique Shops	Piedmont Triad	R	9,600	$2,634	$2,117	66%	2Q05	2Q06

Total or Weighted Average			9,600	$2,634	$2,117	66%

Multi-Family 4/:
The Vinings at University Center	Charlotte	M	156 units	10,800	1,876	0%	4Q05	3Q06

Total or Weighted Average			156 units	$10,800	$1,876	0%

Total or Weighted Average 5/			367,600	$80,728	$40,121	99%

Completed Not Stabilized 6/
National Archives Record Administration	Atlanta	I	353,000	$20,387	$17,894	100%	3Q04	4Q05

Total or Weighted Average			353,000	$20,387	$17,894	100%

Grand Total or Weighed Average			720,600	$101,115	$58,015	100%

1/	The letters “O”, and “I” represent Office and Industrial, respectively.

2/	An approved 25,000 square feet expansion at an additional anticipated cost of $4.5 million is included.

3/	Excludes a vacant building in Kansas City acquired in the first quarter for $4.1 million for potential future retail development or sale to a retail user.

4/	The Vinings at University Center is currently a fifty percent owned joint venture consolidated under the provisions of FIN 46.

5/	These “In-process” developments, together with $460,000 of other development costs, are included on the Consolidated Balance Sheet as “Developments-in-process.” This preleasing percentage does not include multi-family.

6/	Completed Not Stabilized properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-process.

Development Land

March 31, 2005

Dollars in thousands

Market	Acres	Developable Square Footage 1/			Total Estimated Market Value
		Office	Retail	Industrial
On Balance Sheet:
Raleigh	361	3,119,000	60,000	162,000	$68,900
Atlanta	249	270,000	1,100,000	1,390,000	37,400
Piedmont Triad	117	787,000	37,000	1,190,000	16,400
Kansas City 2/	46	550,000	91,000	—	12,300
Baltimore	45	771,000	—	—	14,300
Richmond	61	688,000	—	—	10,500
Charlotte	65	1,151,000	—	—	11,300
Nashville	48	830,000	—	—	12,900
Orlando	49	862,000	—	—	15,600
Tampa	29	462,000	—	15,000	12,200
Memphis	22	288,000	—	—	4,200
Greenville	12	150,000	—	—	1,800
Jacksonville	9	80,000	—	—	1,900
Columbia	2	20,000	—	—	300

	1,115	10,028,000	1,288,000	2,757,000	$220,000

Deferred or optioned:
Atlanta	25	—	500,000	—

	25	—	500,000	—

Total	1,140	10,028,000	1,788,000	2,757,000

1/	A portion of land has been or will be rezoned for other use increasing its market value
2/	Includes 27 acres of residential land

Unconsolidated Joint Ventures Assets, Debt and Liabilities

March 31, 2005

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$8,160	$517	$834
Dallas County Partners I, LP	O/ I	50.0%	43,169	40,442	42,653
Dallas County Partners II, LP	O	50.0%	16,640	20,892	22,006
Dallas County Partners III, LP	O	50.0%	53	—	20
Fountain Three	O/I/R	50.0%	31,621	28,530	30,133
RRHWoods, LLC	O/M	50.0%	81,370	69,593	72,449
Kessinger/Hunter, LLC	—	26.5%	8,411	—	221
4600 Madison Associates, LP	O	12.5%	21,127	15,824	16,792
Highwoods DLF 98/29, LP	O	22.81%	136,679	65,936	68,301
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	111,069	58,126	60,847
Highwoods-Markel Associates, LLC	O	50.0%	49,763	39,285	39,803
Concourse Center Associates, LLC	O	50.0%	14,253	9,473	9,734
Plaza Colonnade, LLC	O/R	50.0%	79,763	68,684	70,864
Highwoods KC Glenridge Office, LP	O	40.0%	24,543	16,500	17,001
Highwoods KC Glenridge Land, LP	O	40.0%	750	238	251
Highwoods KC Orlando, LLC	O	40.0%	214,483	143,000	147,518

Total			$841,854	$577,040	$599,427

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$3,998	$253	$409
Dallas County Partners I, LP	O/ I	50.0%	21,585	20,221	21,327
Dallas County Partners II, LP	O	50.0%	8,320	10,446	11,003
Dallas County Partners III, LP	O	50.0%	27	—	10
Fountain Three	O/I /R	50.0%	15,811	14,265	15,067
RRHWoods, LLC	O/ M	50.0%	40,685	34,797	36,225
Kessinger/Hunter, LLC	—	26.5%	2,229	—	59
4600 Madison Associates, LP	O	12.5%	2,641	1,978	2,099
Highwoods DLF 98/29, LP	O	22.81%	31,177	15,040	15,579
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	47,682	24,953	26,122
Highwoods-Markel Associates, LLC	O	50.0%	24,882	19,643	19,902
Concourse Center Associates, LLC	O	50.0%	7,126	4,737	4,867
Plaza Colonnade, LLC	O/R	50.0%	39,882	34,342	35,432
Highwoods KC Glenridge Office, LP	O	40.0%	9,817	6,600	6,800
Highwoods KC Glenridge Land, LP	O	40.0%	300	95	100
Highwoods KC Orlando, LLC	O	40.0%	85,793	57,200	59,007

Total 2/			$341,955	$244,570	$254,008

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.

2/	Highwoods Realty’s share of equity from these tables will not agree to Investments in Unconsolidated Affiliates on the Consolidated Balance Sheet due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Unconsolidated Joint Ventures Income

March 31, 2005

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$645	$424	$10	$135	$76
Dallas County Partners I, LP	50.0%	2,932	1,412	720	556	244
Dallas County Partners II, LP	50.0%	1,496	645	538	186	127
Dallas County Partners III, LP	50.0%	54	31	—	1	22
Fountain Three	50.0%	1,695	820	519	390	(34)
RRHWoods, LLC	50.0%	3,594	1,928	736	863	67
Kessinger/Hunter, LLC	26.5%	1,223	1,212	—	157	(146)
4600 Madison Associates, LP	12.5%	1,215	581	275	439	(80)
Highwoods DLF 98/29, LP	22.81%	5,073	1,437	1,119	896	1,621
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	3,946	1,173	1,126	1,035	612
Highwoods-Markel Associates, LLC	50.0%	1,761	446	570	583	162
Concourse Center Associates, LLC	50.0%	539	141	171	83	144
Plaza Colonnade, LLC	50.0%	2,033	616	715	416	286
Highwoods KC Glenridge Office, LP	40.0%	895	402	198	147	148
Highwoods KC Glenridge Land, LP	40.0%	—	2	—	—	(2)
Highwoods KC Orlando, LLC	40.0%	7,040	2,565	1,881	2,150	444

Total		$34,142	$13,835	$8,577	$8,037	$3,691

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$316	$208	$5	$66	$37
Dallas County Partners I, LP	50.0%	1,466	706	360	278	122
Dallas County Partners II, LP	50.0%	748	323	269	93	63
Dallas County Partners III, LP	50.0%	27	16	—	1	10
Fountain Three	50.0%	848	410	260	195	(17)
RRHWoods, LLC	50.0%	1,797	964	368	431	34
Kessinger/Hunter, LLC	26.5%	324	321	—	42	(39)
4600 Madison Associates, LP	12.5%	152	73	34	55	(10)
Highwoods DLF 98/29, LP	22.81%	1,157	328	255	204	370
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	1,694	504	483	444	263
Highwoods-Markel Associates, LLC	50.0%	881	223	285	292	81
Concourse Center Associates, LLC	50.0%	270	71	86	41	72
Plaza Colonnade, LLC	50.0%	1,017	308	358	208	143
Highwoods KC Glenridge Office, LP	40.0%	358	161	79	59	59
Highwoods KC Glenridge Land, LP	40.0%	—	1	—	—	(1)
Highwoods KC Orlando, LLC	40.0%	2,816	1,026	752	860	178

Total 1/ 2/		$13,871	$5,643	$3,594	$3,269	$1,365

1/	Highwoods Realty’s share of Depreciation/Amortization from these tables will not agree to Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

2/	Highwoods Realty’s share of Net Income from these tables will not agree to Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Joint Ventures Long-Term Debt Detail

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 03/31/05
Dallas County Partners I, LP	50.0%	American Express	7.0%	Sep-09	3,514
Dallas County Partners I, LP	50.0%	American Express	6.9%	Jun-09	7,438
Dallas County Partners I, LP	50.0%	John Hancock Life Insurance Co.	7.6%	Mar-08	2,962
Dallas County Partners I, LP	50.0%	State Farm	7.1%	Oct-08	3,040
Dallas County Partners I, LP	50.0%	State Farm	7.9%	Sep-06	3,009
Dallas County Partners I, LP	50.0%	State Farm	7.5%	May-07	4,359
Dallas County Partners I, LP	50.0%	Bank of America	5.7%	Oct-07	3,987
Dallas County Partners I, LP	50.0%	State Farm	7.5%	Dec-07	5,065
Dallas County Partners I, LP	50.0%	Thrivent	8.5%	Aug-10	1,682
Dallas County Partners I, LP	50.0%	Union Planters	6.3%	Jun-14	3,664
Dallas County Partners I, LP	50.0%	Union Planters	7.2%	Jan-06	489
Dallas County Partners I, LP	50.0%	Bankers Trust	8.0%	Jul-11	1,232

			7.1%		40,441

Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.2%	Jun-13	20,892

Fountain Three	50.0%	John Hancock Life Insurance Co.	7.8%	Jan-08	6,019
Fountain Three	50.0%	American Express	6.9%	Jun-09	3,976
Fountain Three	50.0%	Thrivent	8.0%	Oct-10	3,748
Fountain Three	50.0%	Thrivent	7.3%	Apr-09	3,581
Fountain Three	50.0%	Wells Fargo	8.2%	May-08	2,023
Fountain Three	50.0%	Lehman Brothers	8.0%	Jul-09	3,617
Fountain Three	50.0%	Thrivent	7.0%	Sep-12	5,566

			7.5%		28,530

RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.0%	Nov-15	23,000
RRHWoods, LLC	50.0%	Bank of America	6.8%	Sep-12	27,388
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.0%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.1%	Nov-15	5,500
RRHWoods, LLC	50.0%	Bank of America	5.7%	Oct-07	4,041
RRHWoods, LLC	50.0%	Union Planters	6.3%	Jun-14	3,664

			3.8%		69,593

Plaza Colonnade, LLC	50.0%	Met Life	5.7%	Jan-17	50,000
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.4%	Mar-10	1,818
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.0%	Mar-16	4,394
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.9%	Mar-24	12,473

			5.8%		68,685

4600 Madison Associates, LLC	12.5%	State Farm	6.9%	Apr-18	15,824
Board of Trade Investment Company	49.0%	KC Board of Trade Clearing Corp.	7.8%	Sep-07	517
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.8%	Apr-11	65,936
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.7%	May-12	58,126
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	7.0%	Jul-10	9,473
Highwoods KC Orlando, LLC	40.0%	Met Life	5.2%	Jul-14	143,000
Highwoods - Markel Associates, LLC	50.0%	Principal Life Insurance Company	5.8%	Jan-14	39,285
Highwoods KC Glenridge Office	40.0%	Wachovia	4.8%	Jun-14	16,500
Highwoods KC Glenridge Land	40.0%	Transwestern	4.8%	Feb-05	238

			6.1%		348,899

			6.1%		$577,040

Highwoods’ Share of the above					$244,570

Joint Ventures Portfolio Summary

As of March 31, 2005

Summary by Location:

Market	Rentable Square Feet 1/	Occupancy 2/	Percentage of Annualized Revenue - Highwoods’ Share Only 3/
			Office	Industrial	Retail	Multi- Family	Total
Des Moines	2,245,000	95.3%	27.7%	3.7%	1.0%	3.4%	35.8%
Orlando	1,684,000	89.9%	24.8%	—	—	—	24.8%
Atlanta	835,000	93.3%	15.7%	—	—	—	15.7%
Kansas City	428,000	86.3%	8.4%	—	—	—	8.4%
Richmond	413,000	100.0%	5.0%	—	—	—	5.0%
Piedmont Triad	364,000	100.0%	3.8%	—	—	—	3.8%
Raleigh	455,000	99.3%	3.5%	—	—	—	3.5%
Tampa	205,000	99.1%	1.7%	—	—	—	1.7%
Charlotte	148,000	100.0%	0.8%	—	—	—	0.8%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total	6,887,000	94.3%	91.9%	3.7%	1.0%	3.4%	100.0%

1/	Excludes Des Moines’ apartment units
2/	Excludes Des Moines’ apartment occupancy percentage of 93.5%
3/	Annualized Rental Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Joint Ventures Lease Expirations

March 31, 2005

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Total

2005	648,896	9.6%	$9,324	$14.37	7.2%
2006	655,354	9.7%	12,363	18.86	9.6%
2007	378,549	5.6%	7,828	20.68	6.1%
2008	1,299,233	19.1%	21,989	16.92	17.2%
2009	839,009	12.4%	20,086	23.94	15.6%
2010	368,712	5.4%	7,254	19.67	5.6%
2011	553,652	8.2%	10,278	18.56	8.0%
2012	354,359	5.2%	7,353	20.75	5.7%
2013	714,819	10.6%	13,762	19.25	10.7%
2014	368,000	5.4%	7,961	21.63	6.2%
2015 and thereafter	594,502	8.8%	10,484	17.63	8.1%

	6,775,085	100.0%	$128,682	$18.99	100.0%

1/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Joint Ventures Development

Dollars in thousands

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 03/31/05	Pre-Leasing	Estimated Completion Date	Estimated Stabilization Date
Plaza Colonade, LLC 1/	50%	Kansas City	285,000	$71,500	$68,536	77%	4Q04	3Q05
Summit	50%	Des Moines	35,000	3,559	3,437	75%	3Q04	3Q05
Pinehurst	50%	Des Moines	35,000	3,559	3,526	81%	3Q04	3Q05
Sonoma	50%	Des Moines	75,000	9,364	1,518	0%	2Q05	2Q06

Total or Weighted Average			430,000	$87,982	$77,017	64%

Highwoods’ Share of the above				$43,991	$38,509

1/	Includes $16.2 million in investment cost that has been funded by tax increment financing